SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

		Filed by the Registrant	[X]
		Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Aberdeen Street Trust
Fidelity Advisor Series IV
Fidelity California Municipal Trust
Fidelity California Municipal Trust II
Fidelity Charles Street Trust
Fidelity Fixed-Income Trust
Fidelity Garrison Street Trust
Fidelity Hereford Street Trust
Fidelity Income Fund
Fidelity Massachusetts Municipal Trust
Fidelity Municipal Trust
Fidelity Municipal Trust II
Fidelity Newbury Street Trust
Fidelity New York Municipal Trust
Fidelity New York Municipal Trust II
Fidelity Oxford Street Trust
Fidelity Revere Street Trust
Fidelity School Street Trust
Fidelity Union Street Trust
Fidelity Union Street Trust II

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Aberdeen Street Trust, Fidelity Advisor Series IV, Fidelity California Municipal Trust, Fidelity California Municipal Trust II, Fidelity Charles Street Trust, Fidelity Fixed-Income Trust, Fidelity Garrison Street Trust, Fidelity Hereford Street Trust, Fidelity Income Fund, Fidelity Massachusetts Municipal Trust, Fidelity Municipal Trust, Fidelity Municipal Trust II, Fidelity Newbury Street Trust, Fidelity New York Municipal Trust, Fidelity New York Municipal Trust II, Fidelity Oxford Street Trust, Fidelity Revere Street Trust, Fidelity School Street Trust, Fidelity Union Street Trust, Fidelity Union Street Trust II

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders will be held on July 15, 2009. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-8544 (other than for Advisor or institutional classes) or 1-877-208-0098 (Advisor or institutional classes only). We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to elect a Board of Trustees to oversee the funds you own.

In addition, shareholders of funds in Fidelity Advisor Series IV, Fidelity California Municipal, Fidelity Fixed-Income, Fidelity Garrison Street, Fidelity Income Fund, Fidelity Massachusetts Municipal, Fidelity Municipal, Fidelity New York Municipal, Fidelity School Street, and Fidelity Union Street Trusts also are being asked to amend the Declaration of Trust for their funds and trusts to reduce the required quorum for future shareholder meetings.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

Pursuant to each trust's governing document, the Trustees have determined that each trust's Board will have eight members: two "Interested" trustees and six "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trusts, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan. You can find the compensation table, which details these fees, in the proxy statement.

Why are you proposing to reduce the required quorum for future shareholder meetings for certain funds and trusts?

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of the trusts' business, such as the election of Trustees. When not enough shareholders vote, a trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting.

The reduced quorum requirement is not prohibited by Massachusetts or federal law. Most Fidelity trusts already have a quorum requirement of one-third of the shares entitled to vote, and this proposal is intended to bring these trusts in line with other Fidelity trusts.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the Investment Company Act of 1940 (1940 Act) requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved each of the proposals and recommends that you vote to approve them.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is May 18, 2009.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8544 (other than for Advisor or institutional classes) or 1-877-208-0098 (Advisor or institutional classes only).

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

MEGA1A_2009-pxl-0509
1.897890.100

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on July 15, 2009.

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.[Broadridge site*] or www.[DFKing site**], as applicable.

FIDELITY ABERDEEN STREET TRUST, FIDELITY CHARLES STREET TRUST, FIDELITY FIXED-INCOME TRUST, FIDELITY HEREFORD STREET TRUST,
FIDELITY INCOME FUND, FIDELITY NEWBURY STREET TRUST,
FIDELITY OXFORD STREET TRUST, FIDELITY SCHOOL STREET TRUST,
FIDELITY UNION STREET TRUST, FIDELITY UNION STREET TRUST II (www.[Broadridge site]*)

FIDELITY ADVISOR SERIES IV, FIDELITY CALIFORNIA MUNICIPAL TRUST,
FIDELITY CALIFORNIA MUNICIPAL TRUST II,
FIDELITY GARRISON STREET TRUST,
FIDELITY MASSACHUSETTS MUNICIPAL TRUST,
FIDELITY MUNICIPAL TRUST, FIDELITY MUNICIPAL TRUST II,
FIDELITY NEW YORK MUNICIPAL TRUST,
FIDELITY NEW YORK MUNICIPAL TRUST II, FIDELITY REVERE STREET TRUST
(www.[DFKing site]**)

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-8544 (other than Advisor or institutional classes)
1-877-208-0098 (Advisor or institutional classes)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts) will be held at an office of the trusts, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer and Dorchester Streets, across from Boston's South Station) on July 15, 2009, at _____ a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trusts (the funds).

The purpose of the Meeting is to consider and act upon the following proposals for each trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. To amend the Declaration of Trust for each of Fidelity Advisor Series IV, Fidelity California Municipal Trust, Fidelity Fixed-Income Trust, Fidelity Garrison Street Trust, Fidelity Income Fund, Fidelity Massachusetts Municipal Trust, Fidelity Municipal Trust, Fidelity New York Municipal Trust, Fidelity School Street Trust, and Fidelity Union Street Trust to reduce the required quorum for future shareholder meetings.

The Board of Trustees has fixed the close of business on May 18, 2009 as the record date for the determination of the shareholders entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
SCOTT C. GOEBEL Secretary

May 29, 2009

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card or notice handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found either in the shaded box on the front of your proxy card or on the proposal page(s) of your notice.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ABERDEEN STREET TRUST, FIDELITY ADVISOR SERIES IV,
FIDELITY CALIFORNIA MUNICIPAL TRUST,
FIDELITY CALIFORNIA MUNICIPAL TRUST II,
FIDELITY CHARLES STREET TRUST, FIDELITY FIXED-INCOME TRUST,
FIDELITY GARRISON STREET TRUST, FIDELITY HEREFORD STREET TRUST,
FIDELITY INCOME FUND, FIDELITY MASSACHUSETTS MUNICIPAL TRUST,
FIDELITY MUNICIPAL TRUST, FIDELITY MUNICIPAL TRUST II,
FIDELITY NEWBURY STREET TRUST, FIDELITY NEW YORK MUNICIPAL TRUST,
FIDELITY NEW YORK MUNICIPAL TRUST II, FIDELITY OXFORD STREET TRUST, FIDELITY REVERE STREET TRUST, FIDELITY SCHOOL STREET TRUST,
FIDELITY UNION STREET TRUST, FIDELITY UNION STREET TRUST II

TO BE HELD ON JULY 15, 2009

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on July 15, 2009 at ____ a.m. ET at 245 Summer Street, Boston, Massachusetts 02210. Appendix A contains a list of the funds in each trust (the funds).

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Funds	Page
1.	To elect as Trustees the nominees presented in Proposal 1.	All funds.	<Click Here>
2.	To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.

Funds in each of Fidelity Advisor Series IV, Fidelity California Municipal Trust, Fidelity Fixed-Income Trust, Fidelity Garrison Street Trust, Fidelity Income Fund, Fidelity Massachusetts Municipal Trust, Fidelity Municipal Trust, Fidelity New York Municipal Trust, Fidelity School Street Trust, and Fidelity Union Street Trust. See Appendix A for a list of funds in each trust.

<Click Here>

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about May 29, 2009. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trusts. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trusts. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix B.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Except for the retail and Advisor Freedom Funds, Fidelity® Institutional Short-Intermediate Government Fund, Fidelity Dynamic Strategies Fund, the Fidelity Income Replacement FundsSM, Fidelity Pennsylvania Municipal Money Market Fund, Fidelity Four-in-One Index Fund, the Fidelity Central Funds, Fidelity Arizona Municipal Income Fund, Fidelity Maryland Municipal Income Fund, Fidelity AMT Tax-Free Money Fund, and Fidelity Arizona Municipal Money Market Fund, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each fund and class, as applicable, provided the expenses do not exceed any existing expense caps. See Appendix C for current expense cap information. Expenses exceeding an expense cap will be paid by the fund's investment adviser. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

For the retail and Advisor Freedom Funds, Fidelity Institutional Short-Intermediate Government Fund, Fidelity Dynamic Strategies Fund, the Fidelity Income Replacement Funds, Fidelity Pennsylvania Municipal Money Market Fund, Fidelity Four-in-One Index Fund, the Fidelity Central Funds, Fidelity Arizona Municipal Income Fund, Fidelity Maryland Municipal Income Fund, Fidelity AMT Tax-Free Money Fund, and Fidelity Arizona Municipal Money Market Fund, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by the fund's investment adviser. The investment adviser will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The costs are allocated among the funds based upon the number of shareholder accounts in each fund. The costs are allocated on a pro rata basis to each class of a fund based on the net assets of each class relative to the total net assets of the fund.

The principal business address of each fund's investment adviser, as indicated on Appendix A, is either 245 Summer Street, Boston, Massachusetts 02210 (Fidelity Management & Research Company (FMR) and FMR Co., Inc. (FMRC)) or 82 Devonshire Street, Boston, Massachusetts, 02109 (Strategic Advisers®, Inc. (Strategic Advisers) and Fidelity Investments Money Management, Inc. (FIMM)). The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy, by a trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 10 Paternoster Square, London, England EC4M7DY; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at 99 Queen's Road Central, Hong Kong; Fidelity Management & Research (Japan) Inc. (FMR Japan), located at Ark Mori Building 12/F, 1-12-32, Akasaka Minato-Ku, 107-6012, Tokyo, Japan; Fidelity Research & Analysis Company (FRAC), located at 82 Devonshire Street, Boston, Massachusetts 02109; FIL Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and FIL Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA, are sub-advisers to the funds, other than the retail and Advisor Freedom Funds, the Fidelity Income Replacement Funds, and Fidelity Four-in-One Index Fund.

FIMM, located at 82 Devonshire Street, Boston, Massachusetts, 02109, is a sub-adviser to the funds, other than the retail and Advisor Freedom Funds, the Fidelity Income Replacement Funds, Fidelity Four-in-One Index Fund, the Fidelity Central Funds, and Fidelity Dynamic Strategies Fund.

FMRC, located at 82 Devonshire Street, Boston, Massachusetts 02109, is a sub-adviser to the Fidelity Asset Manager Funds, Fidelity Global Balanced Fund, Fidelity Series Broad Market Opportunities Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Income Fund, Fidelity Strategic Real Return Fund, and Fidelity Total Bond Fund.

Fidelity Investments Japan Limited (FIJ), located at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo, Japan 105-6019, is a sub-adviser to the Fidelity Asset Manager® Funds, Fidelity Global Balanced Fund, Fidelity Series Broad Market Opportunities Fund, Fidelity Strategic Dividend and Income® Fund, Fidelity Strategic Income Fund, Fidelity Strategic Real Return Fund, Fidelity Total Bond Fund, and Fidelity Dynamic Strategies Fund.

Geode Capital Management, LLC (Geode®), located at One Post Office Square, Boston, Massachusetts 02109, is a sub-adviser to Fidelity Strategic Real Return Fund.

All proxies solicited by the Board of Trustees that are properly executed and received by a fund's Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve Proposal 2 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of March 31, 2009 are indicated in Appendix D.

Substantial (5% or more) record and/or beneficial ownership of each fund and class, as applicable, on March 31, 2009, to the knowledge of each trust, is detailed in Appendix E. Other than disclosed in Appendix E, to the knowledge of each trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund and class, as applicable, on that date.

FMR has advised the trusts that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on May 18, 2009 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

For a free copy of a fund's annual and/or semiannual reports, contact Fidelity at 1-800-544-8544 (other than for Advisor or institutional classes) or 1-877-208-0098 (Advisor or institutional classes only), visit Fidelity's web sites at www.fidelity.com or www.advisor.fidelity.com, or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 2 requires the affirmative vote of a majority of the shares of an entire trust voted in person or by proxy at the Meeting, and a plurality of such shares is sufficient to elect Trustees pursuant to Proposal 1. With respect to Proposal 2, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees. Pursuant to each trust's governing document, the Trustees have determined that the number of Trustees shall be fixed at eight. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval.

Except as indicated below, all nominees are currently Trustees of each trust and have served in that capacity continuously since originally elected or appointed. James C. Curvey, Arthur E. Johnson, Michael E. Kenneally, and James H. Keyes were selected by the trust's Governance and Nominating Committee (see page <Click Here>) and were appointed to the Boards (or Advisory Boards) of the trusts as indicated below. Another executive officer of FMR recommended Mr. Curvey as a nominee. A third-party search firm retained by the Independent Trustees recommended Messrs. Johnson, Kenneally, and Keyes as nominees.

Except for Edward C. Johnson 3d, and Messrs. Curvey and Kenneally, each of the nominees oversees [158] funds advised by FMR or an affiliate. Messrs. Johnson 3d and Curvey are currently Trustees overseeing [381] funds advised by FMR or an affiliate. Mr. Kenneally is currently a Trustee overseeing [33] funds advised by FMR or an affiliate and serves as a Member of the Advisory Board of [125] funds advised by FMR or an affiliate. Mr. Kenneally is currently a first-time nominee for Trustee for [125] funds advised by FMR or an affiliate.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are Interested persons (as defined in the Investment Company Act of 1940 (1940 Act)) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Trustee. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)+

Year of Election or Appointment: 2007

Trustee. Mr. Curvey also serves as a Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

+ Mr. Curvey was appointed as Trustee of all trusts, effective May 17, 2007, and subsequently was elected as Trustee of Charles Street Trust.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not Interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Albert R. Gamper, Jr. (67)

Year of Election or Appointment: 2006

Trustee. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (62)+

Year of Election or Appointment: 2008

Trustee. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present) and AGL Resources, Inc. (holding company). Previously, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009), and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Michael E. Kenneally (55)++

Year of Election or Appointment: 2009

Trustee. Mr. Kenneally also serves as Member of the Advisory Board (2008-present) of other Fidelity Fixed Income and Asset Allocation Funds. Previously, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (68)+++

Year of Election or Appointment: 2007

Trustee. Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (62)

Year of Election or Appointment: 2001

Trustee. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (70)

Year of Election or Appointment: 2005

Trustee. Mr. Wolfe currently serves as a member of the Board of Revlon Inc. (2004-present). Previously Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006) and Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

+ Mr. Johnson was appointed, effective August 1, 2008, as Trustee of all trusts.

++ Mr. Kenneally was appointed, effective January 1, 2009, as Trustee of Charles Street Trust, and was appointed to the Advisory Board of the other trusts effective November 20, 2008.

+++ Mr. Keyes has been elected as Trustee of Fidelity Aberdeen Street Trust, Fidelity Advisor Series IV, Fidelity Charles Street Trust, Fidelity Hereford Street Trust, Fidelity Massachusetts Municipal Trust, Fidelity Union Street Trust, and Fidelity Union Street Trust II, and was appointed, effective January 1, 2007, as Trustee of the other trusts.

[As of March 31, 2009, the nominees, Trustees and officers of the trusts and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.]

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Member holds office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

Each trust's Board is currently composed of 2 Interested and 5 (or, for Charles Street Trust, 6) Independent Trustees (see Appendix A for a list of each fund's fiscal year end; see Appendix F for the number of Board meetings held during each fund's last fiscal year). It is expected that the Trustees will meet at least six times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page <Click Here>.

The dollar range of equity securities beneficially owned as of March 31, 2009 by each nominee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix G.

Trustee compensation information for each fund covered by this proxy statement is included in Appendix H.

2. TO AMEND THE DECLARATION OF TRUST OF EACH OF FIDELITY ADVISOR SERIES IV, FIDELITY CALIFORNIA MUNICIPAL TRUST, FIDELITY FIXED-INCOME TRUST, FIDELITY GARRISON STREET TRUST, FIDELITY INCOME FUND, FIDELITY MASSACHUSETTS MUNICIPAL TRUST, FIDELITY MUNICIPAL TRUST, FIDELITY NEW YORK MUNICIPAL TRUST, FIDELITY SCHOOL STREET TRUST, AND FIDELITY UNION STREET TRUST TO REDUCE THE REQUIRED QUORUM FOR FUTURE SHAREHOLDER MEETINGS.

The Declaration of Trust of each of the above-named trusts currently provides that a majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting. As amended, the Declaration of Trust (Article VIII, Section 3) would reduce the quorum required to one-third of the shares entitled to vote.

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of a trust's business, such as the election of Trustees. When not enough shareholders vote, a trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting.

The reduced quorum requirement is not prohibited by Massachusetts or federal law. Most Fidelity trusts already have a quorum requirement of one-third of the shares entitled to vote, and this proposal is intended to bring these trusts in line with other Fidelity trusts.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the 1940 Act requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

Shareholders have the right to vote on any Declaration of Trust amendment affecting their right to vote or on any matter submitted to the shareholders by the Trustees. On May 17, 2007, the Trustees approved the proposed amendment and also authorized its submission to each trust's shareholders for their approval.

If approved, Article VIII, Section 3 of each Declaration of Trust will be amended as follows (new language is underlined; language to be deleted is [bracketed]):

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

QUORUM AND REQUIRED VOTE

Section 3. Except when a higher quorum is required by any provision of this Declaration of Trust or the Bylaws, one-third [A majority] of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series or Class then one-third [a majority] of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

Conclusion. The Board of Trustees of each trust has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Declaration of Trust will become effective upon shareholder approval. If the proposal is not approved by shareholders of a trust, the Declaration of Trust will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBER AND EXECUTIVE OFFICERS OF THE FUNDS

Michael E. Kenneally is a Member of the Advisory Board of certain trusts. The executive officers of the funds include: Paul M. Murphy, Robert G. Byrnes, Gary W. Ryan, Scott C. Goebel, Holly C. Laurent, Christine Reynolds, Bryan A. Mehrmann, Stephanie J. Dorsey, Boyce I. Greer, John R. Hebble, Charles S. Morrison, and Michael H. Whitaker. Additional information about Mr. Kenneally can be found in Proposal 1. Additional information about executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Member hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Mr. Kenneally may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
John R. Hebble (50)
Year of Election or Appointment: 2008 President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble is an employee of Fidelity Investments.
Boyce I. Greer (53)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President and a Director of Strategic Advisers, Inc. (2008-present), President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Charles S. Morrison (48)

Year of Election or Appointment: 2005

Vice President of Fidelity's Money Market Funds. Mr. Morrison also serves as Senior Vice President, Money Market Group Leader of FMR. Previously, Mr. Morrison served as Vice President of Fidelity's Bond Funds and certain Balanced, and Asset Allocation Funds.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co. Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of FDC (2005-2007).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (42)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (39)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments. Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005).

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has three standing committees. The members of each committee are Independent Trustees. See Appendix F for the number of meetings each standing committee held during each fund's last fiscal year.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Wolfe currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Knowles currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Commission (SEC). The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer (CFO), with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Governance and Nominating Committee is composed of Messrs. Wolfe (Chair) and Gamper, and Ms. Knowles. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. The Governance and Nominating Committee's charter is available at the "Inside Fidelity" link on www.fidelity.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), has been selected as the independent registered public accounting firm for the funds, as indicated in Appendix A. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, have confirmed to the Audit Committee of each trust, as applicable, that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms examine annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Each trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

Appendix I presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix J presents fees billed by PwC and Deloitte Entities that were required to be approved by each trust's Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix K presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by a trust's Audit Committee pursuant to the de minimis exception during the funds' last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

APPENDIX A

List of funds, fiscal year ends, investment advisers and fund auditors:

TRUSTS/Funds	FYE
FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2005 Fund®1, 6	3/31
Fidelity Advisor Freedom 2010 Fund®1, 6	3/31
Fidelity Advisor Freedom 2015 Fund®1, 6	3/31
Fidelity Advisor Freedom 2020 Fund®1, 6	3/31
Fidelity Advisor Freedom 2025 Fund®1, 6	3/31
Fidelity Advisor Freedom 2030 Fund®1, 6	3/31
Fidelity Advisor Freedom 2035 Fund®1, 6	3/31
Fidelity Advisor Freedom 2040 Fund®1, 6	3/31
Fidelity Advisor Freedom 2045 Fund®1, 6	3/31
Fidelity Advisor Freedom 2050 Fund®1, 6	3/31
Fidelity Advisor Freedom Income Fund®1, 6	3/31
Fidelity Freedom 2000 Fund®1, 5	3/31
Fidelity Freedom 2005 Fund®1, 5	3/31
Fidelity Freedom 2010 Fund®1, 5	3/31
Fidelity Freedom 2015 Fund®1, 5	3/31
Fidelity Freedom 2020 Fund®1, 5	3/31
Fidelity Freedom 2025 Fund®1, 5	3/31
Fidelity Freedom 2030 Fund®1, 5	3/31
Fidelity Freedom 2035 Fund®1, 5	3/31
Fidelity Freedom 2040 Fund®1, 5	3/31
Fidelity Freedom 2045 Fund®1, 5	3/31
Fidelity Freedom 2050 Fund®1, 5	3/31
Fidelity Freedom Income Fund®1, 5	3/31
Fidelity Freedom K 2000 Fund[1,5]	3/31
Fidelity Freedom K 2005 Fund[1,5]	3/31
Fidelity Freedom K 2010 Fund[1,5]	3/31
Fidelity Freedom K 2015 Fund[1,5]	3/31
Fidelity Freedom K 2020 Fund[1,5]	3/31
Fidelity Freedom K 2025 Fund[1,5]	3/31
Fidelity Freedom K 2030 Fund[1,5]	3/31
Fidelity Freedom K 2035 Fund[1,5]	3/31
Fidelity Freedom K 2040 Fund[1,5]	3/31
Fidelity Freedom K 2045 Fund[1,5]	3/31
Fidelity Freedom K 2050 Fund[1,5]	3/31
Fidelity Freedom K Income Fund[1,5]	3/31

FIDELITY ADVISOR SERIES IV:
Fidelity Institutional Short-Intermediate Government Fund[2,5]	11/30

FIDELITY CALIFORNIA MUNICIPAL TRUST:
Fidelity California Municipal Income Fund[2,5]	2/28
Fidelity California Short-Intermediate Tax-Free Bond Fund[2,5]	2/28
FIDELITY CALIFORNIA MUNICIPAL TRUST II:
Fidelity California AMT Tax-Free Money Market Fund[2,5]	2/28
Fidelity California Municipal Money Market Fund[2,5]	2/28

FIDELITY CHARLES STREET TRUST:
Fidelity Asset Manager 20%[2,6]	9/30
Fidelity Asset Manager 30%[2,5]	9/30
Fidelity Asset Manager 40%[2,5]	9/30
Fidelity Asset Manager 50%[2,6]	9/30
Fidelity Asset Manager 60%[2,5]	9/30
Fidelity Asset Manager 70%[2,6]	9/30
Fidelity Asset Manager 85%[2,6]	9/30
Fidelity Series Broad Market Opportunities Fund[2,5,7]	9/30
Fidelity Global Balanced Fund[2,5]	10/31

FIDELITY FIXED-INCOME TRUST:
Fidelity Dynamic Strategies Fund[3,6]	12/31
Fidelity Inflation-Protected Bond Fund[2,6]	4/30
Fidelity Intermediate Bond Fund[2,6]	8/31
Fidelity Investment Grade Bond Fund[2,5]	8/31
Money Market Portfolio[2,5]	2/28
Fidelity Series Investment Grade Bond[2,5]	8/31
Fidelity Short-Term Bond Fund[2,5]	8/31
Spartan® Intermediate Treasury Bond Index Fund[2,5]	2/28
Spartan Long-Term Treasury Bond Index Fund[2,5]	2/28
Spartan Short-Term Treasury Bond Index Fund[2,5]	2/28
Fidelity Strategic Dividend and Income Fund[2,5]	11/30
Fidelity Strategic Real Return Fund[2,6]	9/30
Fidelity Tax-Free Bond Fund[2,6]	1/31
Fidelity U.S. Bond Index Fund[2,5]	8/31

FIDELITY GARRISON STREET TRUST:
Fidelity Money Market Central Fund[4,6]	9/30
VIP Investment Grade Central Fund[4,6]	12/31
FIDELITY HEREFORD STREET TRUST:
Fidelity Government Money Market Fund[2,5]	4/30
Fidelity Money Market Fund[2,5]	4/30
Fidelity U.S. Treasury Money Market Fund[2,5]	4/30

FIDELITY INCOME FUND:
Fidelity Ginnie Mae Fund[2,5]	7/31
Fidelity Government Income Fund[2,5]	7/31
Fidelity Income Replacement 2016 FundSM[1,6]	7/31
Fidelity Income Replacement 2018 FundSM[1,6]	7/31
Fidelity Income Replacement 2020 FundSM[1,6]	7/31
Fidelity Income Replacement 2022 FundSM[1,6]	7/31
Fidelity Income Replacement 2024 FundSM[1,6]	7/31
Fidelity Income Replacement 2026 FundSM[1,6]	7/31
Fidelity Income Replacement 2028 FundSM[1,6]	7/31
Fidelity Income Replacement 2030 FundSM[1,6]	7/31
Fidelity Income Replacement 2032 FundSM[1,6]	7/31
Fidelity Income Replacement 2034 FundSM[1,6]	7/31
Fidelity Income Replacement 2036 FundSM[1,6]	7/31
Fidelity Income Replacement 2038 FundSM[1,6]	7/31
Fidelity Income Replacement 2040 FundSM[1,6]	7/31
Fidelity Income Replacement 2042 FundSM[1,6]	7/31
Fidelity Intermediate Government Income Fund[2,5]	7/31
Fidelity Total Bond Fund[2,5]	8/31
Fidelity Ultra-Short Bond Fund[2,5]	7/31

FIDELITY MASSACHUSETTS MUNICIPAL TRUST:
Fidelity Massachusetts AMT Tax-Free Money Market Fund[2,6]	1/31
Fidelity Massachusetts Municipal Income Fund[2,6]	1/31
Fidelity Massachusetts Municipal Money Market Fund[2,6]	1/31

FIDELITY MUNICIPAL TRUST:
Fidelity Michigan Municipal Income Fund[2,5]	12/31
Fidelity Minnesota Municipal Income Fund[2,5]	12/31
Fidelity Municipal Income Fund[2,5]	12/31
Fidelity Ohio Municipal Income Fund[2,5]	12/31
Fidelity Pennsylvania Municipal Income Fund[2,5]	12/31
Fidelity Short-Intermediate Municipal Income Fund[2,5]	12/31

FIDELITY MUNICIPAL TRUST II:
Fidelity Michigan Municipal Money Market Fund[2,5]	12/31
Fidelity Ohio Municipal Money Market Fund[2,5]	12/31
Fidelity Pennsylvania Municipal Money Market Fund[2,5]	12/31

FIDELITY NEWBURY STREET TRUST:
Prime Fund[2,5]	10/31
Tax-Exempt Fund[2,5]	10/31
Treasury Fund[2,5]	10/31

FIDELITY NEW YORK MUNICIPAL TRUST:
Fidelity New York Municipal Income Fund[2,6]	1/31

FIDELITY NEW YORK MUNICIPAL TRUST II:
Fidelity New York AMT Tax-Free Money Market Fund[2,6]	1/31
Fidelity New York Municipal Money Market Fund[2,6]	1/31

FIDELITY OXFORD STREET TRUST:
Fidelity Four-in-One Index Fund[1,5]	2/28
FIDELITY REVERE STREET TRUST:
Fidelity Cash Central Fund[4,5]	5/31
Fidelity Municipal Cash Central Fund[4,5]	5/31
Fidelity Securities Lending Cash Central Fund[4,5]	5/31
Fidelity Tax-Free Cash Central Fund[4,6]	5/31

FIDELITY SCHOOL STREET TRUST:
Fidelity Intermediate Municipal Income Fund[2,5]	12/31
Fidelity Strategic Income Fund[2,5]	12/31

FIDELITY UNION STREET TRUST:
Fidelity Arizona Municipal Income Fund[2,5]	8/31
Fidelity Maryland Municipal Income Fund[2,5]	8/31

FIDELITY UNION STREET TRUST II:
Fidelity AMT Tax-Free Money Fund[2,5]	8/31
Fidelity Arizona Municipal Money Market Fund[2,5]	8/31
Fidelity Municipal Money Market Fund[2,5]	8/31

1 Strategic serves as investment adviser.

2 FMR serves as investment adviser.

3 FMRC serves as investment adviser.

4 FIMM serves as investment adviser.

5 PWC serves as registered public accountant.

6 Deloitte Entities serves as registered public accountant.

7 Fidelity Broad Markets Opportunities Fund was renamed Fidelity Series Broad Market Opportunities Fund effective April 1, 2009.

APPENDIX B

Fund Name	Estimated aggregate cost for D.F. King & Co., Inc. to call and solicit votes	Estimated aggregate cost for D.F. King & Co., Inc. to receive votes over the phone
Advisor Freedom 2005
Advisor Freedom 2010
Advisor Freedom 2015
Advisor Freedom 2020
Advisor Freedom 2025
Advisor Freedom 2030
Advisor Freedom 2035
Advisor Freedom 2040
Advisor Freedom 2045
Advisor Freedom 2050
Advisor Freedom Income
Freedom 2000
Freedom 2005
Freedom 2010
Freedom 2015
Freedom 2020
Freedom 2025
Freedom 2030
Freedom 2035
Freedom 2040
Freedom 2045
Freedom 2050
Freedom Income
Fidelity Freedom K 2000
Fidelity Freedom K 2005
Fidelity Freedom K 2010
Fidelity Freedom K 2015
Fidelity Freedom K 2020
Fidelity Freedom K 2025
Fidelity Freedom K 2030
Fidelity Freedom K 2035
Fidelity Freedom K 2040
Fidelity Freedom K 2045
Fidelity Freedom K 2050
Fidelity Freedom K Income
Institutional Short-Intermediate Government
California Municipal Income
California Short-Intermediate Tax-Free Bond
California AMT Tax-Free Money Market
California Municipal Money Market
Asset Manager 20%
Asset Manager 30%
Asset Manager 40%
Asset Manager 50%
Asset Manager 60%
Asset Manager 70%
Asset Manager 85%
Series Broad Market Opportunities
Global Balanced
Dynamic Strategies
Inflation-Protected Bond
Intermediate Bond
Investment Grade Bond
Series Investment Grade Bond
Short-Term Bond
Select Money Market Portfolio
Spartan Intermediate Treasury Bond Index
Spartan Long-Term Treasury Bond Index
Spartan Short-Term Treasury Bond Index
Strategic Dividend and Income
Strategic Real Return
Tax-Free Bond
U.S. Bond Index
Money Market Central
VIP Investment Grade Central
Government Money Market
Money Market
U.S. Treasury Money Market
Ginnie Mae
Government Income
Income Replacement 2016
Income Replacement 2018
Income Replacement 2020
Income Replacement 2022
Income Replacement 2024
Income Replacement 2026
Income Replacement 2028
Income Replacement 2030
Income Replacement 2032
Income Replacement 2034
Income Replacement 2036
Income Replacement 2038
Income Replacement 2040
Income Replacement 2042
Intermediate Government Income
Total Bond
Ultra-Short Bond
Massachusetts AMT Tax-Free Money Market
Massachusetts Municipal Income
Massachusetts Municipal Money Market
Michigan Municipal Income
Minnesota Municipal Income
Municipal Income
Ohio Municipal Income
Pennsylvania Municipal Income
Short-Intermediate Municipal Income
Michigan Municipal Money Market
Ohio Municipal Money Market
Pennsylvania Municipal Money Market
Prime
Tax-Exempt
Treasury
New York Municipal Income
New York AMT Tax-Free Money Market
New York Municipal Money Market
Four-in-One Index
Cash Central
Municipal Cash Central
Securities Lending Cash Central
Tax-Free Cash Central
Intermediate Municipal Income
Strategic Income
Arizona Municipal Income
Maryland Municipal Income
AMT Tax-Free Money
Arizona Municipal Money Market
Municipal Money Market

APPENDIX C

Current expense caps (which are voluntary and can be discontinued at any time unless indicated otherwise) providing for reimbursement of the fund or class, as applicable, to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates, are as follows:

Fund/Class Name	Current Expense Cap (in basis points)
Fidelity Advisor California Municipal Income Fund: Class A	80
Fidelity Advisor California Municipal Income Fund: Class B	145
Fidelity Advisor California Municipal Income Fund: Class C	155
Fidelity Advisor California Municipal Income Fund: Class T	80
Fidelity Advisor California Municipal Income Fund: Institutional Class	55
Fidelity California Municipal Income Fund	55
Fidelity California Short-Intermediate Tax-Free Bond Fund	35
Fidelity California Municipal Money Market Fund	53
Fidelity California AMT Tax-Free Money Market Fund: Institutional Class	20[1]
Fidelity California AMT Tax-Free Money Market Fund: Service Class	45[1]
Fidelity Advisor Asset Manager 50%: Class A	110
Fidelity Advisor Asset Manager 50%: Class B	185
Fidelity Advisor Asset Manager 50%: Class C	185
Fidelity Advisor Asset Manager 50%: Class T	135
Fidelity Advisor Asset Manager 50%: Institutional Class	85
Fidelity Advisor Asset Manager 70%: Class A	125
Fidelity Advisor Asset Manager 70%: Class B	200
Fidelity Advisor Asset Manager 70%: Class C	200
Fidelity Advisor Asset Manager 70%: Class T	150
Fidelity Advisor Asset Manager 70%: Institutional Class	100
Fidelity Advisor Asset Manager 20%: Class A	90
Fidelity Advisor Asset Manager 20%: Class B	165
Fidelity Advisor Asset Manager 20%: Class C	165
Fidelity Advisor Asset Manager 20%: Class T	115
Fidelity Advisor Asset Manager 20%: Institutional Class	65
Fidelity Advisor Global Balanced Fund: Class A	150
Fidelity Advisor Global Balanced Fund: Class B	225
Fidelity Advisor Global Balanced Fund: Class C	225
Fidelity Advisor Global Balanced Fund: Class T	175
Fidelity Advisor Global Balanced Fund: Institutional Class	125
Fidelity Global Balanced Fund	125
Fidelity Advisor Asset Manager 85%: Class A	125
Fidelity Advisor Asset Manager 85%: Class B	200
Fidelity Advisor Asset Manager 85%: Class C	200
Fidelity Advisor Asset Manager 85%: Class T	150
Fidelity Advisor Asset Manager 85%: Institutional Class	100
Fidelity Series Broad Market Opportunities Fund	100
Fidelity Advisor Asset Manager 30%: Class A	90
Fidelity Advisor Asset Manager 30%: Class B	165
Fidelity Advisor Asset Manager 30%: Class C	165
Fidelity Advisor Asset Manager 30%: Class T	115
Fidelity Advisor Asset Manager 30%: Institutional Class	65
Fidelity Asset Manager 30%: Retail Class	65
Fidelity Advisor Asset Manager 40%: Class A	90
Fidelity Advisor Asset Manager 40%: Class B	165
Fidelity Advisor Asset Manager 40%: Class C	165
Fidelity Advisor Asset Manager 40%: Class T	115
Fidelity Advisor Asset Manager 40%: Institutional Class	65
Fidelity Asset Manager 40%: Retail Class	65
Fidelity Advisor Asset Manager 60%: Class A	110
Fidelity Advisor Asset Manager 60%: Class B	185
Fidelity Advisor Asset Manager 60%: Class C	185
Fidelity Advisor Asset Manager 60%: Class T	135
Fidelity Advisor Asset Manager 60%: Institutional Class	85
Fidelity Asset Manager 60% - Retail Class	85
Fidelity Advisor Investment Grade Bond Fund: Class A	93
Fidelity Advisor Investment Grade Bond Fund: Class B	158
Fidelity Advisor Investment Grade Bond Fund: Class C	168
Fidelity Advisor Investment Grade Bond Fund: Class T	93
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	68
Select Money Market Portfolio	125
Fidelity Tax-Free Bond Fund	25
Fidelity U.S. Bond Index Fund	32[1]
Fidelity Advisor Inflation-Protected Bond Fund: Class A	75
Fidelity Advisor Inflation-Protected Bond Fund: Class B	140
Fidelity Advisor Inflation-Protected Bond Fund: Class C	150
Fidelity Advisor Inflation-Protected Bond Fund: Class T	75
Fidelity Advisor Inflation-Protected Bond Fund: Institutional Class	50
Fidelity Advisor Strategic Dividend & Income Fund: Class A	125
Fidelity Advisor Strategic Dividend & Income Fund: Class B	200
Fidelity Advisor Strategic Dividend & Income Fund: Class C	200
Fidelity Advisor Strategic Dividend & Income Fund: Class T	150
Fidelity Advisor Strategic Dividend & Income Fund: Institutional Class	100
Fidelity Advisor Strategic Real Return Fund: Class A	110
Fidelity Advisor Strategic Real Return Fund: Class B	175
Fidelity Advisor Strategic Real Return Fund: Class C	185
Fidelity Advisor Strategic Real Return Fund: Class T	110
Fidelity Advisor Strategic Real Return Fund: Institutional Class	85
Fidelity Series Investment Grade Bond Fund	45[1]
Fidelity Advisor Government Income Fund: Class A	93
Fidelity Advisor Government Income Fund: Class B	158
Fidelity Advisor Government Income Fund: Class C	168
Fidelity Advisor Government Income Fund: Class T	93
Fidelity Advisor Government Income Fund: Institutional Class	68
Fidelity Advisor Ultra-Short Bond Fund: Class A	70
Fidelity Advisor Ultra-Short Bond Fund: Class T	70
Fidelity Advisor Ultra-Short Bond Fund: Institutional Class	55
Fidelity Advisor Total Bond Fund: Class A	90
Fidelity Advisor Total Bond Fund: Class B	155
Fidelity Advisor Total Bond Fund: Class C	165
Fidelity Advisor Total Bond Fund: Class T	90
Fidelity Advisor Total Bond Fund: Institutional Class	65
Fidelity Massachusetts Municipal Income Fund	55
Fidelity Massachusetts Municipal Money Market Fund	53
Fidelity Massachusetts AMT Tax-Free Money Market Fund: Institutional Class	20[1]
Fidelity Massachusetts AMT Tax-Free Money Market Fund: Service Class	45[1]
Fidelity Michigan Municipal Income Fund	55
Fidelity Minnesota Municipal Income Fund	55
Fidelity Ohio Municipal Income Fund	55
Fidelity Pennsylvania Municipal Income Fund	55
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A	78
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class B	143
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class C	153
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class T	78
Fidelity Advisor Short-Intermediate Municipal Income Fund: Institutional Class	53
Fidelity Ohio Municipal Money Market Fund	55
Fidelity Michigan Municipal Money Market Fund	55
Fidelity Advisor New York Municipal Income Fund: Class A	80
Fidelity Advisor New York Municipal Income Fund: Class B	145
Fidelity Advisor New York Municipal Income Fund: Class C	155
Fidelity Advisor New York Municipal Income Fund: Class T	80
Fidelity Advisor New York Municipal Income Fund: Institutional Class	55
Fidelity New York Municipal Income Fund	55
Fidelity New York Municipal Money Market Fund	54
Fidelity New York AMT Tax-Free Money Market Fund: Institutional Class	20[1]
Fidelity New York AMT Tax-Free Money Market Fund: Service Class	45[1]
Prime Fund: Capital Reserves Class	95
Prime Fund: Daily Money Class	70
Tax-Exempt Fund: Capital Reserves Class	95
Tax-Exempt Fund: Daily Money Class	70
Tax-Exempt Fund: Fidelity Tax-Free Money Market Fund	45
Fidelity Four-in-One Index Fund	8
Fidelity Advisor Intermediate Municipal Income Fund: Class A	80
Fidelity Advisor Intermediate Municipal Income Fund: Class B	145
Fidelity Advisor Intermediate Municipal Income Fund: Class C	155
Fidelity Advisor Intermediate Municipal Income Fund: Class T	80
Fidelity Advisor Intermediate Municipal Income Fund: Institutional Class	55

1 Expense limitation arrangement requiring Board approval to change.

APPENDIX D

Fund/class	Number of Shares as of 3/31/09
FIDELITY ABERDEEN STREET TRUST:
Advisor Freedom 2005
Class A
Class T
Class B
ClassC
Institutional
Advisor Freedom 2010
ClassA
ClassT
ClassB
Class C
Institutional
Advisor Freedom 2015
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom 2020
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom 2025
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom 2030
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom 2035
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom 2040
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom 2045
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom 2050
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom Income
Class A
Class T
Class B
Class C
Institutional
Freedom 2000
Freedom 2005
Freedom 2010
Freedom 2015
Freedom 2020
Freedom 2025
Freedom 2030
Freedom 2035
Freedom 2040
Freedom 2045
Freedom 2050
Freedom K 2000
Freedom K 2005
Freedom K 2010
Freedom K 2015
Freedom K 2020
Freedom K 2025
Freedom K 2030
Freedom K 2035
Freedom K 2040
Freedom K 2045
Freedom K 2050
Freedom K Income

FIDELITY ADVISOR SERIES IV:
Institutional Short-Intermediate Government

FIDELITY CALIFORNIA MUNICIPAL TRUST:
California Municipal Income (retail class)
Class A
Class T
Class B
Class C
Institutional
California Short-Intermediate Tax-Free Bond

FIDELITY CALIFORNIA MUNICIPAL TRUST II:
California AMT Tax-Free Money Market (retail)
Institutional
Service
California Municipal Money Market

FIDELITY CHARLES STREET TRUST:
Asset Manager 20% (retail class)
Class A
Class T
Class B
Class C
Institutional
Asset Manager 30% (retail class)
Class A
Class T
Class B
Class C
Institutional
Asset Manager 40% (retail class)
Class A
Class T
Class B
Class C
Institutional
Asset Manager 50% (retail class)
Class A
Class T
Class B
Class C
Institutional
Asset Manager 60% (retail class)
Class A
Class T
Class B
Class C
Institutional
Asset Manager 70% (retail class)
Class A
Class T
Class B
Class C
Institutional
Asset Manager 85% (retail class)
Class A
Class T
Class B
Class C
Institutional
Series Broad Market Opportunities
Global Balanced (retail class)
Class A
Class T
Class B
Class C
Institutional

FIDELITY FIXED-INCOME TRUST:
Dynamic Strategies (retail class)
Class A
Class T
Class B
Class C
Institutional
Inflation-Protected Bond (retail class)
Class A
Class T
Class B
Class C
Institutional
Intermediate Bond
Investment Grade Bond (retail class)
Class A
Class T
Class B
Class C
Institutional
Series Investment Grade Bond (retail class)
Class F
Short-Term Bond (retail class)
Class F
Select Money Market Portfolio
Spartan Intermediate Treasury Bond Index
Fidelity Advantage®
Investor
Spartan Long-Term Treasury Bond Index
Fidelity Advantage
Investor
Spartan Short-Term Treasury Bond Index
Fidelity Advantage
Investor
Strategic Dividend and Income (retail class)
Class A
Class T
Class B
Class C
Institutional
Strategic Real Return (retail class)
Class A
Class T
Class B
Class C
Institutional
Tax-Free Bond
U.S. Bond Index

FIDELITY GARRISON STREET TRUST:
Money Market Central
VIP Investment Grade Central

FIDELITY HEREFORD STREET TRUST:
Government Money Market
Money Market
U.S. Treasury Money Market

FIDELITY INCOME FUND:
Ginnie Mae
Government Income (retail class)
Class A
Class T
Class B
Class C
Institutional
Income Replacement 2016 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2018 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2020 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2022 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2024 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2026 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2028 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2030 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2032 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2034 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2036 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2038 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2040 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2042 (retail class)
Class A
Class T
Class C
Institutional
Intermediate Government Income
Total Bond (retail class)
Class A
Class T
Class B
Class C
Institutional
Ultra-Short Bond (retail class)
Class A
Class T
Class B
Class C
Institutional

FIDELITY MASSACHUSETTS MUNICIPAL TRUST:
Massachusetts AMT Tax-Free Money Market (retail)
Institutional
Service
Massachusetts Municipal Income
Massachusetts Municipal Money Market

FIDELITY MUNICIPAL TRUST:
Michigan Municipal Income
Minnesota Municipal Income
Municipal Income
Ohio Municipal Income
Pennsylvania Municipal Income
Short-Intermediate Municipal Income (retail class)
Class A
Class T
Class B
Class C
Institutional

FIDELITY MUNICIPAL TRUST II:
Michigan Municipal Money Market
Ohio Municipal Money Market
Pennsylvania Municipal Money Market

FIDELITY NEWBURY STREET TRUST:
Prime
Capital Reserves
Daily Money
Tax-Exempt (retail)
Capital Reserves
Daily Money
Treasury
Capital Reserves
Daily Money
Advisor B
Advisor C

FIDELITY NEW YORK MUNICIPAL TRUST:
New York Municipal Income (retail class)
Class A
Class T
Class B
Class C
Institutional
FIDELITY NEW YORK MUNICIPAL TRUST II:
New York AMT Tax-Free Money Market (retail)
Institutional
Service
New York Municipal Money Market

FIDELITY OXFORD STREET TRUST:
Four-in-One Index

FIDELITY REVERE STREET TRUST:
Cash Central
Municipal Cash Central
Securities Lending Cash Central
Tax-Free Cash Central

FIDELITY SCHOOL STREET TRUST:
Intermediate Municipal Income (retail class)
Class A
Class T
Class B
Class C
Institutional
Strategic Income

FIDELITY UNION STREET TRUST:
Arizona Municipal Income
Maryland Municipal Income

FIDELITY UNION STREET TRUST II:
AMT Tax-Free Money
Arizona Municipal Money Market
Municipal Money Market

APPENDIX E

Record and/or beneficial ownership as of 3/31/09:
Fund/Class Name	Owner Name	City	State	Ownership %
FIDELITY ABERDEEN STREET TRUST:
Advisor Freedom 2005
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom 2010
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom 2015
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom 2020
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom 2025
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom 2030
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom 2035
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom 2040
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom 2045
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom 2050
Class A
Class T
Class B
Class C
Institutional
Advisor Freedom Income
Class A
Class T
Class B
Class C
Institutional
Freedom 2000
Freedom 2005
Freedom 2010
Freedom 2015
Freedom 2020
Freedom 2025
Freedom 2030
Freedom 2035
Freedom 2040
Freedom 2045
Freedom 2050
Freedom K 2000
Freedom K 2005
Freedom K 2010
Freedom K 2015
Freedom K 2020
Freedom K 2025
Freedom K 2030
Freedom K 2035
Freedom K 2040
Freedom K 2045
Freedom K 2050
Freedom K Income

FIDELITY ADVISOR SERIES IV:
Institutional Short-Intermediate Government

FIDELITY CALIFORNIA MUNICIPAL TRUST:
California Municipal Income (retail class)
Class A
Class T
Class B
Class C
Institutional
California Short-Intermediate Tax-Free Bond

FIDELITY CALIFORNIA MUNICIPAL TRUST II:
California AMT Tax-Free Money Market (retail)
Institutional
Service
California Municipal Money Market

FIDELITY CHARLES STREET TRUST:
Asset Manager 20% (retail class)
Class A
Class T
Class B
Class C
Institutional
Asset Manager 30% (retail class)
Class A
Class T
Class B
Class C
Institutional
Asset Manager 40% (retail class)
Class A
Class T
Class B
Class C
Institutional
Asset Manager 50% (retail class)
Class A
Class T
Class B
Class C
Institutional
Asset Manager 60% (retail class)
Class A
Class T
Class B
Class C
Institutional
Asset Manager 70% (retail class)
Class A
Class T
Class B
Class C
Institutional
Asset Manager 85% (retail class)
Class A
Class T
Class B
Class C
Institutional
Series Broad Market Opportunities
Global Balanced (retail class)
Class A
Class T
Class B
Class C
Institutional

FIDELITY FIXED-INCOME TRUST:
Dynamic Strategies (retail class)
Class A
Class T
Class B
Class C
Institutional
Inflation-Protected Bond (retail class)
Class A
Class T
Class B
Class C
Institutional
Intermediate Bond
Investment Grade Bond (retail class)
Class A
Class T
Class B
Class C
Institutional
Series Investment Grade Bond (retail class)
Class F
Short-Term Bond (retail class)
Class F
Select Money Market Portfolio
Spartan Intermediate Treasury Bond Index
Fidelity Advantage
Investor
Spartan Long-Term Treasury Bond Index
Fidelity Advantage
Investor
Spartan Short-Term Treasury Bond Index
Fidelity Advantage
Investor
Strategic Dividend and Income (retail class)
Class A
Class T
Class B
Class C
Institutional
Strategic Real Return (retail class)
Class A
Class T
Class B
Class C
Institutional
Tax-Free Bond
U.S. Bond Index

FIDELITY GARRISON STREET TRUST:
Money Market Central
VIP Investment Grade Central
FIDELITY HEREFORD STREET TRUST:
Government Money Market
Money Market
U.S. Treasury Money Market

FIDELITY INCOME FUND:
Ginnie Mae
Government Income (retail class)
Class A
Class T
Class B
Class C
Institutional
Income Replacement 2016 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2018 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2020 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2022 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2024 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2026 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2028 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2030 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2032 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2034 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2036 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2038 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2040 (retail class)
Class A
Class T
Class C
Institutional
Income Replacement 2042 (retail class)
Class A
Class T
Class C
Institutional
Intermediate Government Income
Total Bond (retail class)
Class A
Class T
Class B
Class C
Institutional
Ultra-Short Bond (retail class)
Class A
Class T
Class B
Class C
Institutional

FIDELITY MASSACHUSETTS MUNICIPAL TRUST:
Massachusetts AMT Tax-Free Money Market (retail)
Institutional
Service
Massachusetts Municipal Income
Massachusetts Municipal Money Market

FIDELITY MUNICIPAL TRUST:
Michigan Municipal Income
Minnesota Municipal Income
Municipal Income
Ohio Municipal Income
Pennsylvania Municipal Income
Short-Intermediate Municipal Income (retail class)
Class A
Class T
Class B
Class C
Institutional

FIDELITY MUNICIPAL TRUST II:
Michigan Municipal Money Market
Ohio Municipal Money Market
Pennsylvania Municipal Money Market

FIDELITY NEWBURY STREET TRUST:
Prime
Capital Reserves
Daily Money
Tax-Exempt (retail)
Capital Reserves
Daily Money
Treasury
Capital Reserves
Daily Money
Advisor B
Advisor C

FIDELITY NEW YORK MUNICIPAL TRUST:
New York Municipal Income (retail class)
Class A
Class T
Class B
Class C
Institutional

FIDELITY NEW YORK MUNICIPAL TRUST II:
New York AMT Tax-Free Money Market (retail)
Institutional
Service
New York Municipal Money Market
FIDELITY OXFORD STREET TRUST:
Four-in-One Index

FIDELITY REVERE STREET TRUST:
Cash Central
Municipal Cash Central
Securities Lending Cash Central
Tax-Free Cash Central

FIDELITY SCHOOL STREET TRUST:
Intermediate Municipal Income (retail class)
Class A
Class T
Class B
Class C
Institutional
Strategic Income

FIDELITY UNION STREET TRUST:
Arizona Municipal Income
Maryland Municipal Income

FIDELITY UNION STREET TRUST II:
AMT Tax-Free Money
Arizona Municipal Money Market
Municipal Money Market

* The ownership information shown above is for a class of shares of the fund.

APPENDIX F

Number of Meetings Held During Most Recent Fiscal Year Ended:

FYE	4/30/09	3/31/09	2/28/09	1/31/09	12/31/08
BOARD			11	11	11
COMMITTEE
Audit			6	8	9
Operations			22	22	21
Governance and Nominating			8	9	9
FYE	11/30/08	10/31/08	9/30/08	8/31/08	7/31/08
BOARD	10	10	10	10	10
COMMITTEE
Audit	9	10	11	12	12
Operations	20	18	14	11	11
Governance and Nominating	9	9	10	11	11

APPENDIX G

Interested Nominees

Dollar range of fund shares as of 3/31/09

Edward C. Johnson 3d

James C. Curvey

Advisor Freedom 2005		none
Advisor Freedom 2010		none
Advisor Freedom 2015		none
Advisor Freedom 2020		none
Advisor Freedom 2025		none
Advisor Freedom 2030		none
Advisor Freedom 2035		none
Advisor Freedom 2040		none
Advisor Freedom 2045		none
Advisor Freedom 2050		none
Advisor Freedom Income		none
Freedom 2000		none
Freedom 2005		none
Freedom 2010		none
Freedom 2015		none
Freedom 2020		none
Freedom 2025		none
Freedom 2030		none
Freedom 2035		none
Freedom 2040		none
Freedom 2045		none
Freedom 2050		none
Freedom Income		none
Freedom K 2000		none
Freedom K 2005		none
Freedom K 2010		none
Freedom K 2015		none
Freedom K 2020		none
Freedom K 2025		none
Freedom K 2030		none
Freedom K 2035		none
Freedom K 2040		none
Freedom K 2045		none
Freedom K 2050		none
Freedom K Income		none
Institutional Short-Intermediate Government		none
California Municipal Income		none
California Short-Intermediate Tax-Free Bond		none
California AMT Tax-Free Money Market		none
California Municipal Money Market		none
Asset Manager 20%		none
Asset Manager 30%		none
Asset Manager 40%		none
Asset Manager 50%		none
Asset Manager 60%		none
Asset Manager 70%		none
Asset Manager 85%		none
Series Broad Market Opportunities		none
Global Balanced		none
Dynamic Strategies		none
Inflation-Protected Bond		none
Intermediate Bond		none
Investment Grade Bond		none
Series Investment Grade Bond		none
Short-Term Bond		none
Select Money Market Portfolio		none
Spartan Intermediate Treasury Bond Index		none
Spartan Long-Term Treasury Bond Index		none
Spartan Short-Term Treasury Bond Index		none
Strategic Dividend and Income		none
Strategic Real Return		none
Tax-Free Bond		none
U.S. Bond Index		none
Money Market Central		none
VIP Investment Grade Central		none
Government Money Market		none
Money Market		none
U.S. Treasury Money Market		none
Ginnie Mae		none
Government Income		none
Income Replacement 2016		none
Income Replacement 2018		none
Income Replacement 2020		none
Income Replacement 2022		none
Income Replacement 2024		none
Income Replacement 2026		none
Income Replacement 2028		none
Income Replacement 2030		none
Income Replacement 2032		none
Income Replacement 2034		none
Income Replacement 2036		none
Income Replacement 2038		none
Income Replacement 2040		none
Income Replacement 2042		none
Intermediate Government Income		none
Total Bond		none
Ultra-Short Bond		none
Massachusetts AMT Tax-Free Money Market		none
Massachusetts Municipal Income		none
Massachusetts Municipal Money Market		none
Michigan Municipal Income		none
Minnesota Municipal Income		none
Municipal Income		none
Ohio Municipal Income		none
Pennsylvania Municipal Income		none
Short-Intermediate Municipal Income		none
Michigan Municipal Money Market		none
Ohio Municipal Money Market		none
Pennsylvania Municipal Money Market		none
Prime		none
Tax-Exempt		$50,001 - $100,000
Treasury		none
New York Municipal Income		none
New York AMT Tax-Free Money Market		none
New York Municipal Money Market		none
Four-in-One Index		none
Cash Central		none
Municipal Cash Central		none
Securities Lending Cash Central		none
Tax-Free Cash Central		none
Intermediate Municipal Income		none
Strategic Income		none
Arizona Municipal Income		none
Maryland Municipal Income		none
AMT Tax-Free Money		none
Arizona Municipal Money Market		none
Municipal Money Market		over $100,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Nominees

Dollar range of fund shares as of 12/31/08

Albert R. Gamper

Arthur E. Johnson

Michael E. Kenneally

Advisor Freedom 2005	none	none	none
Advisor Freedom 2010	none	none	none
Advisor Freedom 2015	none	none	none
Advisor Freedom 2020	none	none	none
Advisor Freedom 2025	none	none	none
Advisor Freedom 2030	none	none	none
Advisor Freedom 2035	none	none	none
Advisor Freedom 2040	none	none	none
Advisor Freedom 2045	none	none	none
Advisor Freedom 2050	none	none	none
Advisor Freedom Income	none	none	none
Freedom 2000	none	none	none
Freedom 2005	none	none	none
Freedom 2010	none	none	none
Freedom 2015	none	none	none
Freedom 2020	none	none	none
Freedom 2025	none	none	none
Freedom 2030	none	none	none
Freedom 2035	none	none	none
Freedom 2040	none	none	none
Freedom 2045	none	none	none
Freedom 2050	none	none	none
Freedom Income	none	none	none
Freedom K 2000	none	none	none
Freedom K 2005	none	none	none
Freedom K 2010	none	none	none
Freedom K 2015	none	none	none
Freedom K 2020	none	none	none
Freedom K 2025	none	none	none
Freedom K 2030	none	none	none
Freedom K 2035	none	none	none
Freedom K 2040	none	none	none
Freedom K 2045	none	none	none
Freedom K 2050	none	none	none
Freedom K Income	none	none	none
Independent Nominees

Dollar range of fund shares as of 12/31/08

Albert R. Gamper, Jr

Arthur E. Johnson

Michael E. Kenneally

Institutional Short-Intermediate Government	none	none	none
California Municipal Income	none	none	none
California Short-Intermediate Tax-Free Bond	none	none	none
California AMT Tax-Free Money Market	none	none	none
California Municipal Money Market	none	none	none
Asset Manager 20%	none	none	none
Asset Manager 30%	none	none	none
Asset Manager 40%	none	none	none
Asset Manager 50%	none	none	none
Asset Manager 60%	none	none	none
Asset Manager 70%	none	none	none
Asset Manager 85%	none	none	none
Series Broad Market Opportunities	none	none	none
Global Balanced	none	none	none
Dynamic Strategies	none	none	none
Inflation-Protected Bond	$50,001 - $100,000	none	none
Intermediate Bond	none	none	none
Investment Grade Bond	$10,001 - $50,000	none	none
Series Investment Grade Bond	none	none	none
Short-Term Bond	none	none	none
Select Money Market Portfolio	none	none	none
Spartan Intermediate Treasury Bond Index	none	none	none
Spartan Long-Term Treasury Bond Index	none	none	none
Spartan Short-Term Treasury Bond Index	none	none	none
Strategic Dividend and Income	none	none	none
Strategic Real Return	none	$10,001 - $50,000	none
Tax-Free Bond	none	none	none
U.S. Bond Index	none	none	none
Money Market Central	none	none	none
VIP Investment Grade Central	none	none	none
Government Money Market	none	none	none
Money Market	none	none	none
U.S. Treasury Money Market	none	none	none
Ginnie Mae	none	none	none
Government Income	none	none	none
Income Replacement 2016	none	none	none
Income Replacement 2018	none	none	none
Income Replacement 2020	none	none	none
Income Replacement 2022	none	none	none
Income Replacement 2024	none	none	none
Income Replacement 2026	none	none	none
Income Replacement 2028	none	none	none
Income Replacement 2030	none	none	none
Income Replacement 2032	none	none	none
Income Replacement 2034	none	none	none
Income Replacement 2036	none	none	none
Income Replacement 2038	none	none	none
Income Replacement 2040	none	none	none
Income Replacement 2042	none	none	none
Intermediate Government Income	none	none	none
Total Bond	$10,001 - $50,000	none	none
Ultra-Short Bond	none	none	none
Massachusetts AMT Tax-Free Money Market	none	none	none
Massachusetts Municipal Income	none	none	none
Massachusetts Municipal Money Market	none	none	none
Michigan Municipal Income	none	none	none
Minnesota Municipal Income	none	none	none
Municipal Income	none	none	none
Ohio Municipal Income	none	none	none
Pennsylvania Municipal Income	none	none	none
Short-Intermediate Municipal Income	none	none	none
Michigan Municipal Money Market	none	none	none
Ohio Municipal Money Market	none	none	none
Pennsylvania Municipal Money Market	none	none	none
Prime	none	none	none
Tax-Exempt	none	none	none
Treasury	none	none	none
New York Municipal Income	none	none	none
New York AMT Tax-Free Money Market	none	none	none
New York Municipal Money Market	none	none	none
Four-in-One Index	none	none	none
Cash Central	none	none	none
Municipal Cash Central	none	none	none
Securities Lending Cash Central	none	none	none
Tax-Free Cash Central	none	none	none
Intermediate Municipal Income	none	none	none
Strategic Income	$10,001 - $50,000	none	none
Arizona Municipal Income	none	none	none
Maryland Municipal Income	none	none	none
AMT Tax-Free Money	none	none	none
Arizona Municipal Money Market	none	none	none
Municipal Money Market	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	$50,001 - $100,000	none
Independent Nominees

Dollar range of fund shares as of 12/31/08

James H. Keyes

Marie L. Knowles

Kenneth L. Wolfe

Advisor Freedom 2005	none	none	none
Advisor Freedom 2010	none	none	none
Advisor Freedom 2015	none	none	none
Advisor Freedom 2020	none	none	none
Advisor Freedom 2025	none	none	none
Advisor Freedom 2030	none	none	none
Advisor Freedom 2035	none	none	none
Advisor Freedom 2040	none	none	none
Advisor Freedom 2045	none	none	none
Advisor Freedom 2050	none	none	none
Advisor Freedom Income	none	none	none
Freedom 2000	none	none	none
Freedom 2005	none	none	none
Freedom 2010	none	none	none
Freedom 2015	none	none	none
Freedom 2020	none	none	none
Freedom 2025	none	none	none
Freedom 2030	none	none	none
Freedom 2035	none	none	none
Freedom 2040	none	none	none
Freedom 2045	none	none	none
Freedom 2050	none	none	none
Freedom Income	none	none	none
Freedom K 2000	none	none	none
Freedom K 2005	none	none	none
Freedom K 2010	none	none	none
Freedom K 2015	none	none	none
Freedom K 2020	none	none	none
Freedom K 2025	none	none	none
Freedom K 2030	none	none	none
Freedom K 2035	none	none	none
Freedom K 2040	none	none	none
Freedom K 2045	none	none	none
Freedom K 2050	none	none	none
Freedom K Income	none	none	none
Independent Nominees

Dollar range of fund shares as of 12/31/08

James H. Keyes

Marie L. Knowles

Kenneth L. Wolfe

Institutional Short-Intermediate Government	none	none	none
California Municipal Income	none	none	none
California Short-Intermediate Tax-Free Bond	none	none	none
California AMT Tax-Free Money Market	none	none	none
California Municipal Money Market	none	$10,001 - $50,000	none
Asset Manager 20%	none	none	none
Asset Manager 30%	none	none	none
Asset Manager 40%	none	none	none
Asset Manager 50%	none	none	none
Asset Manager 60%	none	none	none
Asset Manager 70%	none	none	none
Asset Manager 85%	none	none	none
Series Broad Market Opportunities	none	none	none
Global Balanced	none	none	none
Dynamic Strategies	none	none	none
Inflation-Protected Bond	none	$50,001 - $100,000	none
Intermediate Bond	none	none	none
Investment Grade Bond	none	none	none
Series Investment Grade Bond	none	none	none
Short-Term Bond	none	none	none
Select Money Market Portfolio	none	none	none
Spartan Intermediate Treasury Bond Index	none	none	none
Spartan Long-Term Treasury Bond Index	none	none	none
Spartan Short-Term Treasury Bond Index	none	none	none
Strategic Dividend and Income	none	none	none
Strategic Real Return	none	none	none
Tax-Free Bond	none	none	none
U.S. Bond Index	none	none	none
Money Market Central	none	none	none
VIP Investment Grade Central	none	none	none
Government Money Market	none	none	none
Money Market	none	none	none
U.S. Treasury Money Market	none	none	none
Ginnie Mae	none	none	none
Government Income	none	none	none
Income Replacement 2016	none	none	none
Income Replacement 2018	none	none	none
Income Replacement 2020	none	none	none
Income Replacement 2022	none	none	none
Income Replacement 2024	none	none	none
Income Replacement 2026	none	none	none
Income Replacement 2028	none	none	none
Income Replacement 2030	none	none	none
Income Replacement 2032	none	none	none
Income Replacement 2034	none	none	none
Income Replacement 2036	none	none	none
Income Replacement 2038	none	none	none
Income Replacement 2040	none	none	none
Income Replacement 2042	none	none	none
Intermediate Government Income	none	none	none
Total Bond	$50,001 - $100,000	none	none
Ultra-Short Bond	none	none	none
Massachusetts AMT Tax-Free Money Market	none	none	none
Massachusetts Municipal Income	none	none	none
Massachusetts Municipal Money Market	none	none	none
Michigan Municipal Income	none	none	none
Minnesota Municipal Income	none	none	none
Municipal Income	none	none	none
Ohio Municipal Income	none	none	none
Pennsylvania Municipal Income	none	none	none
Short-Intermediate Municipal Income	none	none	none
Michigan Municipal Money Market	none	none	none
Ohio Municipal Money Market	none	none	none
Pennsylvania Municipal Money Market	none	none	none
Prime	none	none	none
Tax-Exempt	none	none	none
Treasury	none	none	none
New York Municipal Income	none	none	none
New York AMT Tax-Free Money Market	none	none	none
New York Municipal Money Market	none	none	none
Four-in-One Index	none	none	none
Cash Central	none	none	none
Municipal Cash Central	none	none	none
Securities Lending Cash Central	none	none	none
Tax-Free Cash Central	none	none	none
Intermediate Municipal Income	none	none	none
Strategic Income	none	none	none
Arizona Municipal Income	none	none	none
Maryland Municipal Income	none	none	none
AMT Tax-Free Money	none	none	none
Arizona Municipal Money Market	none	none	none
Municipal Money Market	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	$50,001 - $100,000	over $100,000	over $100,000

APPENDIX H

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services, for each fund's fiscal year end (refer to Appendix A for fiscal year end information) or the calendar year ended December 31, 2008, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Albert R. Gamper	Arthur E. Johnson[2]	Michael E. Kenneally[3]	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Advisor Freedom 2005	$ 62	$ 61	$ 28	$ 62	$ 67	$ 72
Advisor Freedom 2010B	$ 314	$ 308	$ 141	$ 314	$ 337	$ 364
Advisor Freedom 2015	$ 396	$ 389	$ 178	$ 396	$ 426	$ 461
Advisor Freedom 2020C	$ 642	$ 631	$ 278	$ 642	$ 689	$ 744
Advisor Freedom 2025	$ 382	$ 376	$ 169	$ 382	$ 411	$ 444
Advisor Freedom 2030D	$ 465	$ 457	$ 201	$ 465	$ 499	$ 539
Advisor Freedom 2035	$ 228	$ 224	$ 100	$ 228	$ 244	$ 264
Advisor Freedom 2040	$ 330	$ 324	$ 139	$ 330	$ 354	$ 382
Advisor Freedom 2045	$ 346	$ 340	$ 167	$ 346	$ 372	$ 404
Advisor Freedom 2050	$ 42	$ 41	$ 20	$ 42	$ 45	$ 49
Advisor Freedom Income	$ 75	$ 74	$ 36	$ 75	$ 80	$ 87
Freedom 2000	$ 728	$ 715	$ 330	$ 728	$ 781	$ 845
Freedom 2005	$ 419	$ 412	$ 180	$ 419	$ 450	$ 485
Freedom 2010	$ 5,337	$ 5,241	$ 2,223	$ 5,337	$ 7,527	$ 6,171
Freedom 2015	$ 3,049	$ 2,994	$ 1,348	$ 3,049	$ 3,273	$ 3,538
Freedom 2020	$ 7,855	$ 7,715	$ 3,277	$ 7,855	$ 8,430	$ 9,086
Freedom 2025	$ 2,850	$ 2,799	$ 1,240	$ 2,850	$ 3,059	$ 3,306
Freedom 2030	$ 5,264	$ 5,170	$ 2,168	$ 5,264	$ 5,649	$ 6,087
Freedom 2035	$ 1,695	$ 1,665	$ 739	$ 1,695	$ 1,820	$ 1,967
Freedom 2040	$ 2,792	$ 2,742	$ 1,159	$ 2,792	$ 2,997	$ 3,230
Freedom 2045	$ 45	$ 45	$ 22	$ 45	$ 49	$ 53
Freedom 2050	$ 304	$ 299	$ 140	$ 304	$ 327	$ 354
Freedom Income	$ 1,073	$ 1,054	$ 493	$ 1,073	$ 1,152	$ 1,246
Freedom K 2000+	$ 48	$ 48	$ 48	$ 48	$ 51	$ 58
Freedom K 2005+	$ 29	$ 29	$ 29	$ 29	$ 31	$ 36
Freedom K 2010+	$ 391	$ 391	$ 391	$ 391	$ 418	$ 473
Freedom K 2015+	$ 234	$ 234	$ 234	$ 234	$ 250	$ 283
Freedom K 2020+	$ 629	$ 629	$ 629	$ 629	$ 673	$ 762
Freedom K 2025+	$ 222	$ 222	$ 222	$ 222	$ 237	$ 269
Freedom K 2030+	$ 430	$ 430	$ 430	$ 430	$ 461	$ 521
Freedom K 2035+	$ 134	$ 134	$ 134	$ 134	$ 143	$ 162
Freedom K 2040+	$ 221	$ 221	$ 221	$ 221	$ 237	$ 268
Freedom K 2045+	$ 26	$ 26	$ 26	$ 26	$ 28	$ 32
Freedom K 2050+	$ 22	$ 22	$ 22	$ 22	$ 23	$ 26
Freedom K Income+	$ 64	$ 64	$ 64	$ 64	$ 69	$ 78
Institutional Short-Intermediate Government	$ 160	$ 151	$ 25	$ 161	$ 173	$ 179
California Municipal Income	$ 683	$ 670	$ 263	$ 683	$ 733	$ 784
California Short-Intermediate Tax-Free Bond	$ 102	$ 100	$ 52	$ 102	$ 110	$ 119
California AMT Tax-Free Money Market	$ 2,083	$ 2,044	$ 757	$ 2,083	$ 2,238	$ 2,391
California Municipal Money Market	$ 2,724	$ 2,672	$ 1,147	$ 2,724	$ 2,926	$ 3,143
Asset Manager 20%	$ 761	$ 597	$ 0	$ 765	$ 817	$ 811
Asset Manager 30%+	$ 9	$ 9	$ 0	$ 9	$ 10	$ 10
Asset Manager 40%+	$ 5	$ 5	$ 0	$ 5	$ 6	$ 6
Asset Manager 50%E	$ 2,399	$ 1,829	$ 0	$ 2,413	$ 2,578	$ 2,549
Asset Manager 60%+	$ 5	$ 5	$ 0	$ 5	$ 6	$ 6
Asset Manager 70%F	$ 869	$ 662	$ 0	$ 874	$ 934	$ 924
Asset Manager 85%	$ 170	$ 132	$ 0	$ 171	$ 183	$ 181
Series Broad Market Opportunities	$ 1	$ 1	$ 0	$ 1	$ 1	$ 1
Global Balanced	$ 136	$ 120	$ 0	$ 137	$ 147	$ 149
Dynamic Strategies	$ 33	$ 33	$ 8	$ 34	$ 36	$ 39
Inflation-Protected Bond	$ 444	$ 192	$ 0	$ 449	$ 517	$ 455
Intermediate BondG	$ 2,191	$ 1,498	$ 0	$ 2,196	$ 2,364	$ 2,280
Investment Grade BondH	$ 3,110	$ 2,110	$ 0	$ 3,116	$ 3,356	$ 3,235
Series Investment Grade Bond+	$ 2,878	$ 2,878	$ 0	$ 2,878	$ 3,081	$ 3,486
Short-Term BondI	$ 1,995	$ 1,380	$ 0	$ 1,999	$ 2,152	$ 2,077
Select Money Market	$ 3,111	$ 3,054	$ 1,262	$ 3,111	$ 3,340	$ 3,587
Spartan Intermediate Treasury Bond Index	$ 571	$ 561	$ 278	$ 571	$ 613	$ 662
Spartan Long-Term Treasury Bond Index	$ 76	$ 75	$ 41	$ 76	$ 82	$ 89
Spartan Short-Term Treasury Bond Index	$ 204	$ 200	$ 108	$ 204	$ 219	$ 237
Strategic Dividend and Income	$ 430	$ 395	$ 33	$ 432	$ 465	$ 470
Strategic Real Return	$ 1,707	$ 1,398	$ 0	$ 1,716	$ 1,832	$ 1,827
Tax-Free Bond	$ 447	$ 438	$ 154	$ 447	$ 481	$ 512
U.S. Bond IndexJ	$ 2,408	$ 1,760	$ 0	$ 2,414	$ 2,595	$ 2,511
Money Market Central	$ 178	$ 136	$ 0	$ 179	$ 191	$ 189
VIP Investment Grade Central	$ 1,362	$ 1,340	$ 285	$ 1,368	$ 1,471	$ 1,535
Government Money Market	$ 161	$ 71	$ 0	$ 163	$ 186	$ 165
Money MarketK	$ 1,936	$ 747	$ 0	$ 1,961	$ 2,266	$ 1,989
U.S. Treasury Money Market	$ 741	$ 368	$ 0	$ 749	$ 842	$ 758
Ginnie MaeL	$ 865	$ 546	$ 0	$ 870	$ 934	$ 882
Government Income	$ 2,072	$ 0	$ 1,330	$ 2,083	$ 2,235	$ 2,110
Income Replacement 2016	$ 1	$ 1	$ 0	$ 1	$ 1	$ 1
Income Replacement 2018	$ 1	$ 1	$ 0	$ 1	$ 1	$ 1
Income Replacement 2020	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2022	$ 1	$ 1	$ 0	$ 1	$ 1	$ 1
Income Replacement 2024	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2026	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2028	$ 1	$ 1	$ 0	$ 1	$ 1	$ 1
Income Replacement 2030	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2032	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2034	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2036	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2038	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2040	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2042	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Intermediate Government Income	$ 215	$ 143	$ 0	$ 217	$ 232	$ 219
Total BondM	$ 2,806	$ 2,174	$ 0	$ 2,815	$ 3,021	$ 2,930
Ultra-Short Bond	$ 151	$ 69	$ 0	$ 152	$ 164	$ 156
Massachusetts AMT Tax-Free Money Market	$ 1,374	$ 1,348	$ 417	$ 1,374	$ 1,476	$ 1,558
Massachusetts Municipal Income	$ 796	$ 780	$ 253	$ 796	$ 855	$ 905
Massachusetts Municipal Money Market	$ 2,230	$ 2,186	$ 743	$ 2,230	$ 2,396	$ 2,535
Michigan Municipal Income	$ 231	$ 227	$ 51	$ 232	$ 250	$ 261
Minnesota Municipal Income	$ 142	$ 139	$ 32	$ 142	$ 153	$ 160
Municipal Income	$ 1,930	$ 1,899	$ 414	$ 1,938	$ 2,084	$ 2,174
Ohio Municipal Income	$ 167	$ 164	$ 37	$ 167	$ 180	$ 188
Pennsylvania Municipal Income	$ 127	$ 125	$ 29	$ 127	$ 137	$ 143
Short-Intermediate Municipal Income	$ 699	$ 686	$ 166	$ 701	$ 755	$ 791
Michigan Municipal Money Market	$ 436	$ 429	$ 105	$ 438	$ 471	$ 494
Ohio Municipal Money Market	$ 459	$ 452	$ 110	$ 461	$ 496	$ 519
Pennsylvania Municipal Money Market	$ 315	$ 309	$ 79	$ 316	$ 340	$ 356
PrimeN	$ 7,183	$ 76,347	$ 0	$ 7,216	$ 7,743	$ 7,833
Tax-ExemptO	$ 2,452	$ 2,198	$ 0	$ 2,463	$ 2,643	$ 2,687
Treasury	$ 1,476	$ 1,306	$ 0	$ 1,483	$ 1,592	$ 1,613
New York Municipal Income	$ 621	$ 609	$ 196	$ 621	$ 667	$ 706
New York AMT Tax-Free Money Market	$ 1,466	$ 1,438	$ 431	$ 1,466	$ 1,575	$ 1,663
New York Municipal Money Market	$ 2,330	$ 2,284	$ 809	$ 2,330	$ 2,504	$ 2,656
Four-in-One Index	$ 711	$ 699	$ 542	$ 711	$ 764	$ 815
Cash Central	$ 8,429	$ 3,818	$ 0	$ 8,486	$ 9,129	$ 8,607
Municipal Cash Central	$ 226	$ 129	$ 0	$ 228	$ 245	$ 230
Securities Lending Cash Central	$ 4,840	$ 2,127	$ 0	$ 4,871	$ 5,237	$ 4,934
Tax-Free Cash Central	$ 156	$ 81	$ 0	$ 158	$ 170	$ 160
Intermediate Municipal Income	$ 992	$ 973	$ 250	$ 995	$ 1,071	$ 1,128
Strategic Income	$ 1,945	$ 1,915	$ 387	$ 1,953	$ 2,101	$ 2,190
Arizona Municipal Income	$ 39	$ 28	$ 0	$ 39	$ 42	$ 41
Maryland Municipal Income	$ 41	$ 30	$ 0	$ 41	$ 44	$ 43
AMT Tax-Free Money	$ 1,003	$ 709	$ 0	$ 1,005	$ 1,081	$ 1,045
Arizona Municipal Money Market	$ 108	$ 78	$ 0	$ 108	$ 116	$ 112
Municipal Money MarketP	$ 6,192	$ 4,533	$ 0	$ 6,208	$ 6,672	$ 6,460
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 405,583	$ 402,083	$ 62,167	$ 408,083	$ 437,500	$ 442,333

1 Edward C. Johnson 3d and James C. Curvey are interested persons and are compensated by FMR.

2 For the period January 1, 2008 through July 31, 2008, Mr. Arthur E. Johnson served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Johnson serves as a member of the Board of Trustees.

3 Effective November 20, 2008, Mr. Kenneally serves as a Member of the Advisory Board. Effective January 1, 2009, Mr. Kenneally serves as a Trustee of Charles Street Trust.

+ Estimated for the fund's first full year.

A Reflects compensation received for the period January 1, 2008 through July 31, 2008 for 377 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC and Fidelity Central Investment Portfolios II LLC) and for the period August 1, 2008 through December 31, 2008 for 159 funds of 29 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2008, the Trustees accrued required deferred compensation from the funds as follows: Albert R. Gamper, Jr., $169,792; Arthur E. Johnson, $67,708; James H. Keyes, $169,792; Marie L. Knowles, $183,750; and Kenneth L. Wolfe, $185,417.

B Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $2,419; Arthur E Johnson, $2,419; James H. Keyes, $2,419; Marie L. Knowles, $2,605; and Kenneth L. Wolfe, $2,977.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $3,568; Arthur E Johnson, $3,568; James H. Keyes, $3,568; Marie L. Knowles, $3,843; and Kenneth L. Wolfe, $4,392.

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $2,385; Arthur E Johnson, $2,385; James H. Keyes, $2,385; Marie L. Knowles, $2,598; and Kenneth L. Wolfe, $2,935.

E Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $1,740; Arthur E Johnson, $372; James H. Keyes, $1,740; Marie L. Knowles, $1,886; and Kenneth L. Wolfe, $1,826.

F Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $495; James H. Keyes, $495; Marie L. Knowles, $537; and Kenneth L. Wolfe, $495.

G Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $1,619; Arthur E. Johnson, $190; James H. Keyes, $1,619; Marie L. Knowles, $1,758; and Kenneth L. Wolfe, $1,663.

H Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $2,298; Arthur E. Johnson, $268; James H. Keyes, $2,298; Marie L. Knowles, $2,495; and Kenneth L. Wolfe, $2,359.

I Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $1,294; James H. Keyes, $1,294; Marie L. Knowles, $1,406; and Kenneth L. Wolfe, $1,294.

J Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $235; Arthur E. Johnson, $235; James H. Keyes, $235; Marie L. Knowles, $253; and Kenneth L. Wolfe, $289.

K Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $1,452; James H. Keyes, $1,452; Marie L. Knowles, $1,584; Cornelia M. Small, $1,452; and Kenneth L. Wolfe, $1,452.

L Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $647; James H. Keyes, $647; Marie L. Knowles, $704; and Kenneth L. Wolfe, $647.

M Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $296; Arthur E. Johnson, $296; James H. Keyes, $296; Marie L. Knowles, $319; and Kenneth L. Wolfe, $365.

N Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $4,996; Arthur E. Johnson., $1,758; James H. Keyes, $4,996; Marie L. Knowles, $5,409; and Kenneth L. Wolfe, $5,402.

O Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $640; Arthur E Johnson, $640; James H. Keyes, $640; Marie L. Knowles, $689; and Kenneth L. Wolfe, $788.

P Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $618; Arthur E. Johnson, $618; James H. Keyes, $618; Marie L. Knowles, $665; and Kenneth L. Wolfe, $760.

APPENDIX I

Fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds are shown below. Appendix A identifies the independent registered public accounting firm for each fund.

March 31, 2009 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Advisor Freedom 2005	$	$	$	$
Advisor Freedom 2010	$	$	$	$
Advisor Freedom 2015	$	$	$	$
Advisor Freedom 2020	$	$	$	$
Advisor Freedom 2025	$	$	$	$
Advisor Freedom 2030	$	$	$	$
Advisor Freedom 2035	$	$	$	$
Advisor Freedom 2040	$	$	$	$
Advisor Freedom 2045	$	$	$	$
Advisor Freedom 2050	$	$	$	$
Advisor Freedom Income	$	$	$	$
Freedom 2000	$	$	$	$
Freedom 2005	$	$	$	$
Freedom 2010	$	$	$	$
Freedom 2015	$	$	$	$
Freedom 2020	$	$	$	$
Freedom 2025	$	$	$	$
Freedom 2030	$	$	$	$
Freedom 2035	$	$	$	$
Freedom 2040	$	$	$	$
Freedom 2045	$	$	$	$
Freedom 2050	$	$	$	$
Freedom Income	$	$	$	$
Freedom K 2000	$	$	$	$
Freedom K 2005	$	$	$	$
Freedom K 2010	$	$	$	$
Freedom K 2015	$	$	$	$
Freedom K 2020	$	$	$	$
Freedom K 2025	$	$	$	$
Freedom K 2030	$	$	$	$
Freedom K 2035	$	$	$	$
Freedom K 2040	$	$	$	$
Freedom K 2045	$	$	$	$
Freedom K 2050	$	$	$	$
Freedom K Income	$	$	$	$
March 31, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Advisor Freedom 2005	$ 22,000	$ 0	$ 4,500	$ 0
Advisor Freedom 2010	$ 22,000	$ 0	$ 4,500	$ 0
Advisor Freedom 2015	$ 22,000	$ 0	$ 4,500	$ 0
Advisor Freedom 2020	$ 22,000	$ 0	$ 4,500	$ 0
Advisor Freedom 2025	$ 22,000	$ 0	$ 4,500	$ 0
Advisor Freedom 2030	$ 22,000	$ 0	$ 4,500	$ 0
Advisor Freedom 2035	$ 22,000	$ 0	$ 4,500	$ 0
Advisor Freedom 2040	$ 21,000	$ 0	$ 4,500	$ 0
Advisor Freedom 2045	$ 21,000	$ 0	$ 5,600	$ 0
Advisor Freedom 2050	$ 22,000	$ 0	$ 5,600	$ 0
Advisor Freedom Income	$ 22,000	$ 0	$ 4,500	$ 0
Freedom 2000	$ 20,000	$ 0	$ 2,200	$ 800
Freedom 2005	$ 20,000	$ 0	$ 2,200	$ 800
Freedom 2010	$ 20,000	$ 0	$ 2,200	$ 800
Freedom 2015	$ 20,000	$ 0	$ 2,200	$ 800
Freedom 2020	$ 20,000	$ 0	$ 2,200	$ 800
Freedom 2025	$ 20,000	$ 0	$ 2,200	$ 800
Freedom 2030	$ 20,000	$ 0	$ 2,200	$ 800
Freedom 2035	$ 20,000	$ 0	$ 2,200	$ 800
Freedom 2040	$ 20,000	$ 0	$ 2,200	$ 800
Freedom 2045	$ 20,000	$ 0	$ 2,200	$ 800
Freedom 2050	$ 20,000	$ 0	$ 2,200	$ 800
Freedom Income	$ 20,000	$ 0	$ 2,200	$ 800
Freedom K 2000	$ 0	$ 0	$ 0	$ 0
Freedom K 2005	$ 0	$ 0	$ 0	$ 0
Freedom K 2010	$ 0	$ 0	$ 0	$ 0
Freedom K 2015	$ 0	$ 0	$ 0	$ 0
Freedom K 2020	$ 0	$ 0	$ 0	$ 0
Freedom K 2025	$ 0	$ 0	$ 0	$ 0
Freedom K 2030	$ 0	$ 0	$ 0	$ 0
Freedom K 2035	$ 0	$ 0	$ 0	$ 0
Freedom K 2040	$ 0	$ 0	$ 0	$ 0
Freedom K 2045	$ 0	$ 0	$ 0	$ 0
Freedom K 2050	$ 0	$ 0	$ 0	$ 0
Freedom K Income	$ 0	$ 0	$ 0	$ 0
February 28, 2009 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
California Municipal Income	$ 48,000	$ 0	$ 2,200	$ 2,600
California Short-Intermediate Tax-Free Bond	$ 50,000	$ 0	$ 2,200	$ 1,500
California AMT Tax-Free Money Market	$ 52,000	$ 0	$ 2,000	$ 4,800
California Municipal Money Market	$ 50,000	$ 0	$ 2,000	$ 5,600
Select Money Market Portfolio	$ 49,000	$ 0	$ 2,000	$ 6,400
Spartan Intermediate Treasury Bond Index	$ 64,000	$ 0	$ 3,200	$ 2,100
Spartan Long-Term Treasury Bond Index	$ 62,000	$ 0	$ 3,200	$ 2,100
Spartan Short-Term Treasury Bond Index	$ 62,000	$ 0	$ 3,200	$ 1,400
Four-in-One Index	$ 31,000	$ 0	$ 2,200	$ 700
February 29, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
California Municipal Income	$ 48,000	$ 0	$ 2,200	$ 2,100
California Short-Intermediate Tax-Free Bond	$ 50,000	$ 0	$ 2,200	$ 1,200
California AMT Tax-Free Money Market	$ 53,000	$ 0	$ 2,000	$ 2,700
California Municipal Money Market	$ 46,000	$ 0	$ 2,000	$ 3,200
Select Money Market Portfolio	$ 40,000	$ 0	$ 2,000	$ 2,600
Spartan Intermediate Treasury Bond Index	$ 67,000	$ 0	$ 3,000	$ 900
Spartan Long-Term Treasury Bond Index	$ 66,000	$ 0	$ 3,000	$ 700
Spartan Short-Term Treasury Bond Index	$ 66,000	$ 0	$ 3,000	$ 700
Four-in-One Index	$ 31,000	$ 0	$ 2,200	$ 800
January 31, 2009 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Tax-Free Bond	$ 37,000	$ 0	$ 4,500	$ 0
Massachusetts AMT Tax-Free Money Market	$ 30,000	$ 0	$ 4,500	$ 0
Massachusetts Municipal Income	$ 48,000	$ 0	$ 4,500	$ 0
Massachusetts Municipal Money Market	$ 31,000	$ 0	$ 4,500	$ 0
New York Municipal Income	$ 48,000	$ 0	$ 4,500	$ 0
New York AMT Tax-Free Money Market	$ 30,000	$ 0	$ 4,500	$ 0
New York Municipal Money Market	$ 31,000	$ 0	$ 4,500	$ 0
January 31, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Tax-Free Bond	$ 35,000	$ 0	$ 4,500	$ 0
Massachusetts AMT Tax-Free Money Market	$ 30,000	$ 0	$ 4,500	$ 0
Massachusetts Municipal Income	$ 48,000	$ 0	$ 4,500	$ 0
Massachusetts Municipal Money Market	$ 31,000	$ 0	$ 4,500	$ 0
New York Municipal Income	$ 46,000	$ 0	$ 4,500	$ 0
New York AMT Tax-Free Money Market	$ 31,000	$ 0	$ 4,500	$ 0
New York Municipal Money Market	$ 31,000	$ 0	$ 4,500	$ 0
December 31, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Dynamic Strategies	$ 22,000	$ 0	$ 4,400	$ 0
VIP Investment Grade Central	$ 229,000	$ 0	$ 6,100	$ 0
Michigan Municipal Income	$ 43,000	$ 0	$ 2,900	$ 1,900
Minnesota Municipal Income	$ 43,000	$ 0	$ 2,900	$ 1,700
Municipal Income	$ 66,000	$ 0	$ 8,500	$ 5,200
Ohio Municipal Income	$ 43,000	$ 0	$ 2,900	$ 1,700
Pennsylvania Municipal Income	$ 43,000	$ 0	$ 2,900	$ 1,600
Short-Intermediate Municipal Income	$ 47,000	$ 0	$ 2,900	$ 2,700
Michigan Municipal Money Market	$ 36,000	$ 0	$ 2,700	$ 2,100
Ohio Municipal Money Market	$ 36,000	$ 0	$ 2,700	$ 2,100
Pennsylvania Municipal Money Market	$ 36,000	$ 0	$ 2,700	$ 1,800
Intermediate Municipal Income	$ 52,000	$ 0	$ 2,900	$ 3,200
Strategic Income	$ 130,000	$ 0	$ 5,600	$ 5,300
December 31, 2007 feesA,B	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Dynamic Strategies	$ 17,000	$ 0	$ 3,600	$ 0
VIP Investment Grade Central	$ 49,000	$ 0	$ 5,200	$ 0
Michigan Municipal Income	$ 43,000	$ 0	$ 2,900	$ 1,600
Minnesota Municipal Income	$ 47,000	$ 0	$ 2,900	$ 1,400
Municipal Income	$ 72,000	$ 0	$ 2,900	$ 4,300
Ohio Municipal Income	$ 47,000	$ 0	$ 2,900	$ 1,500
Pennsylvania Municipal Income	$ 47,000	$ 0	$ 2,900	$ 1,400
Short-Intermediate Municipal Income	$ 51,000	$ 0	$ 2,900	$ 2,200
Michigan Municipal Money Market	$ 38,000	$ 0	$ 1,900	$ 1,500
Ohio Municipal Money Market	$ 38,000	$ 0	$ 1,900	$ 1,500
Pennsylvania Municipal Money Market	$ 37,000	$ 0	$ 1,900	$ 1,300
Intermediate Municipal Income	$ 57,000	$ 0	$ 2,900	$ 2,600
Strategic Income	$ 75,000	$ 0	$ 3,800	$ 4,200
November 30, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Institutional Short-Intermediate Government	$ 46,000	$ 0	$ 3,700	$ 1,700
Strategic Dividend and Income	$ 41,000	$ 0	$ 3,900	$ 2,400
November 30, 2007 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Institutional Short-Intermediate Government	$ 46,000	$ 0	$ 2,900	$ 1,400
Strategic Dividend and Income	$ 45,000	$ 0	$ 2,700	$ 2,300
October 31, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Global Balanced	$ 72,000	$ 0	$ 8,300	$ 1,800
Prime	$ 77,000	$ 0	$ 2,700	$ 16,000
Tax-Exempt	$ 47,000	$ 0	$ 2,700	$ 6,400
Treasury	$ 47,000	$ 0	$ 2,700	$ 4,400
October 31, 2007 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Global Balanced	$ 77,000	$ 0	$ 4,800	$ 1,400
Prime	$ 84,000	$ 0	$ 1,900	$ 10,300
Tax-Exempt	$ 47,000	$ 0	$ 1,900	$ 3,400
Treasury	$ 52,000	$ 0	$ 1,900	$ 2,800
September 30, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Asset Manager 20%	$ 50,000	$ 0	$ 6,000	$ 0
Asset Manager 30%	$ 29,000	$ 0	$ 2,700	$ 1,100
Asset Manager 40%	$ 29,000	$ 0	$ 2,700	$ 1,100
Asset Manager 50%	$ 56,000	$ 0	$ 6,000	$ 0
Asset Manager 60%	$ 29,000	$ 0	$ 2,700	$ 1,100
Asset Manager 70%	$ 53,000	$ 0	$ 6,000	$ 0
Asset Manager 85%	$ 53,000	$ 0	$ 6,000	$ 0
Series Broad Market Opportunities	$ 20,000	$ 0	$ 1,700	$ 900
Strategic Real Return	$ 148,000	$ 0	$ 4,500	$ 0
Money Market Central	$ 33,000	$ 0	$ 4,500	$ 0
September 30, 2007 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Asset Manager 20%	$ 55,000	$ 0	$ 5,200	$ 0
Asset Manager 30%E	$ 0	$ 0	$ 0	$ 0
Asset Manager 40%E	$ 0	$ 0	$ 0	$ 0
Asset Manager 50%	$ 63,000	$ 0	$ 6,200	$ 0
Asset Manager 60%E	$ 0	$ 0	$ 0	$ 0
Asset Manager 70%	$ 57,000	$ 0	$ 5,200	$ 0
Asset Manager 85%	$ 51,000	$ 0	$ 5,200	$ 0
Series Broad Market OpportunitiesD,F	$ 15,000	$ 0	$ 1,700	$ 100
Strategic Real Return	$ 149,000	$ 0	$ 4,200	$ 0
Money Market Central	$ 32,000	$ 0	$ 4,200	$ 0
August 31, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Intermediate Bond	$ 156,000	$ 0	$ 5,600	$ 0
Investment Grade Bond	$ 133,000	$ 0	$ 5,100	$ 7,500
Series Investment Grade Bond	$	$	$	$
Short-Term Bond	$ 131,000	$ 0	$ 5,100	$ 5,200
U.S. Bond Index	$ 106,000	$ 0	$ 5,100	$ 4,800
Total Bond	$ 202,000	$ 0	$ 9,000	$ 7,200
Arizona Municipal Income	$ 44,000	$ 0	$ 2,200	$ 1,200
Maryland Municipal Income	$ 44,000	$ 0	$ 2,200	$ 1,200
AMT Tax-Free Money	$ 40,000	$ 0	$ 2,000	$ 2,700
Arizona Municipal Money Market	$ 35,000	$ 0	$ 2,000	$ 1,100
Municipal Money Market	$ 76,000	$ 0	$ 7,500	$ 11,900
August 31, 2007 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Intermediate Bond	$ 106,000	$ 0	$ 5,200	$ 0
Investment Grade Bond	$ 103,000	$ 0	$ 2,900	$ 8,300
Series Investment Grade Bond	$	$	$	$
Short-Term Bond	$ 103,000	$ 0	$ 2,900	$ 5,600
U.S. Bond Index	$ 71,000	$ 0	$ 2,900	$ 3,600
Total Bond	$ 119,000	$ 0	$ 2,900	$ 3,600
Arizona Municipal Income	$ 46,000	$ 0	$ 2,900	$ 1,200
Maryland Municipal Income	$ 46,000	$ 0	$ 2,900	$ 1,200
AMT Tax-Free Money	$ 44,000	$ 0	$ 1,900	$ 2,800
Arizona Municipal Money Market	$ 36,000	$ 0	$ 1,900	$ 1,100
Municipal Money Market	$ 85,000	$ 0	$ 1,900	$ 10,600
July 31, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Ginnie Mae	$ 91,000	$ 0	$ 3,900	$ 3,000
Government Income	$ 74,000	$ 0	$ 6,000	$ 5,700
Income Replacement 2016	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2018	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2020	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2022	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2024	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2026	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2028	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2030	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2032	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2034	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2036	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2038	$ 19,000	$ 0	$ 4,400	$ 0
Income Replacement 2040	$ 19,000	$ 0	$ 4,400	$ 0
Income Replacement 2042	$ 19,000	$ 0	$ 4,400	$ 0
Intermediate Government Income	$ 68,000	$ 0	$ 5,100	$ 1,600
Ultra-Short Bond	$ 92,000	$ 0	$ 3,000	$ 1,600
July 31, 2007 feesA,C	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Ginnie Mae	$ 93,000	$ 0	$ 2,900	$ 3,200
Government Income	$ 73,000	$ 0	$ 2,900	$ 5,500
Income Replacement 2016	$ 0	$ 0	$ 0	$ 0
Income Replacement 2018	$ 0	$ 0	$ 0	$ 0
Income Replacement 2020	$ 0	$ 0	$ 0	$ 0
Income Replacement 2022	$ 0	$ 0	$ 0	$ 0
Income Replacement 2024	$ 0	$ 0	$ 0	$ 0
Income Replacement 2026	$ 0	$ 0	$ 0	$ 0
Income Replacement 2028	$ 0	$ 0	$ 0	$ 0
Income Replacement 2030	$ 0	$ 0	$ 0	$ 0
Income Replacement 2032	$ 0	$ 0	$ 0	$ 0
Income Replacement 2034	$ 0	$ 0	$ 0	$ 0
Income Replacement 2036	$ 0	$ 0	$ 0	$ 0
Income Replacement 2038	$ 0	$ 0	$ 0	$ 0
Income Replacement 2040	$ 0	$ 0	$ 0	$ 0
Income Replacement 2042	$ 0	$ 0	$ 0	$ 0
Intermediate Government Income	$ 64,000	$ 0	$ 2,900	$ 1,600
Ultra-Short Bond	$ 68,000	$ 0	$ 2,900	$ 1,800
April 30, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Inflation-Protected Bond	$ 58,000	$ 0	$ 5,600	$ 0
Government Money Market	$ 41,000	$ 0	$ 2,000	$ 1,300
Money Market	$ 54,000	$ 0	$ 2,000	$ 5,000
U.S. Treasury Money Market	$ 45,000	$ 0	$ 2,000	$ 2,600
April 30, 2007 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Inflation-Protected Bond	$ 55,000	$ 0	$ 5,200	$ 0
Government Money Market	$ 40,000	$ 0	$ 1,900	$ 1,200
Money Market	$ 56,000	$ 0	$ 1,900	$ 4,600
U.S. Treasury Money Market	$ 43,000	$ 0	$ 1,900	$ 1,900
May 31, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Cash Central	$ 40,000	$ 0	$ 3,000	$ 200
Municipal Cash Central	$ 34,000	$ 0	$ 3,000	$ 200
Securities Lending Cash Central	$ 40,000	$ 0	$ 3,000	$ 200
Tax-Free Cash Central	$ 28,000	$ 0	$ 4,500	$ 0
May 31, 2007 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Cash Central	$ 40,000	$ 0	$ 1,900	$ 500
Municipal Cash Central	$ 36,000	$ 0	$ 1,900	$ 500
Securities Lending Cash Central	$ 40,000	$ 0	$ 1,900	$ 500
Tax-Free Cash Central	$ 28,000	$ 0	$ 4,200	$ 0

A Aggregate amounts may reflect rounding.

B Fidelity Dynamic Strategies Fund commenced operations on October 31, 2007.

C Fidelity Income Replacement Funds 2016 through 2036 commenced operations on August 30, 2007. Fidelity Income Replacement Funds 2038 through 2042 commenced operations on December 31, 2007.

D May include amounts billed prior to the funds' commencement of operations.

E Fidelity Asset Manager 30%, Fidelity Asset Manager 40% and Fidelity Asset Manager 60% commenced operations on October 9, 2007.

F Fidelity Series Broad Market Opportunities Fund commenced operations on August 21, 2007.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

"All Other Fees" represent fees billed for assurance services provided to a fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX J

Fees billed by PwC and Deloitte Entities that were required to be approved by each trust's Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers are shown below.

March 31, 2009 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC
Deloitte Entities
March 31, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 175,000
Deloitte Entities	$ 0	$ 0	$ 0
February 28, 2009 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 2,985,000	$ 2,000	$ 0
February 29, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 220,000
January 31, 2009 feesA	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$ 815,000	$ 2,000	$ 445,000
January 31, 2008 feesA,B	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$ 0	$ 0	$ 485,000
December 31, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 2,340,000	$ 2,000	$ 190,000
Deloitte Entities	$ 815,000	$ 2,000	$ 0
December 31, 2007 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 215,000
Deloitte EntitiesB	$ 0	$ 0	$ 0
November 30, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 2,110,000	$ 2,000	$ 250,000
Deloitte Entities	$ 0	$ 0	$ 0
November 30, 2007 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 150,000
Deloitte Entities	$ 0	$ 0	$ 0
October 31, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 2,110,000	$ 0	$ 185,000
October 31, 2007 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 275,000
September 30, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 1,815,000	$ 0	$ 185,000
Deloitte Entities	$ 410,000	$ 0	$ 0
September 30, 2007 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 275,000
Deloitte EntitiesB	$ 0	$ 0	$ 0
August 31, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 1,295,000	$ 0	$ 185,000
Deloitte Entities	$ 410,000	$ 0	$ 0
August 31, 2007 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 275,000
Deloitte EntitiesB	$ 0	$ 0	$ 0
July 31, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 1,010,000	$ 0	$ 235,000
Deloitte Entities	$ 410,000	$ 0	$ 0
July 31, 2007 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 0
Deloitte Entities	$ 0	$ 0	$ 0
April 30, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 335,000	$ 0	$ 175,000
Deloitte Entities	$ 200,000	$ 0	$ 0
April 30, 2007 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 170,000
Deloitte EntitiesB	$ 0	$ 0	$ 0
May 31, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 1,010,000	$ 0	$ 235,000
Deloitte Entities	$ 410,000	$ 0	$ 0
May 31, 2007 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 170,000
Deloitte EntitiesB	$ 0	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

"All Other Fees" represent fees billed for assurance services provided to a fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX K

Aggregate non-audit fees billed by PwC and Deloitte Entities, for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

March 31, 2009 feesA	Aggregate Non-Audit Fees
PwC	$
Deloitte Entities	$
March 31, 2008 feesA
PwC	$ 1,710,000
Deloitte Entities	$ 580,000
February 28, 2009 feesA
PwC	$ 3,415,000
February 29, 2008 feesA
PwC	$ 675,000
January 31, 2009 feesA
Deloitte Entities	$ 1,475,000
January 31, 2008 feesA
Deloitte Entities	$ 675,000
December 31, 2008 feesA
PwC	$ 2,970,000
Deloitte Entities	$ 1,325,000
December 31, 2007 feesA
PwC	$ 1,485,000
Deloitte Entities	$ 735,000
November 30, 2008 feesA
PwC	$ 3,185,000
November 30, 2007 feesA
PwC	$ 1,465,000
October 31, 2008 feesA
PwC	$ 3,000,000
October 31, 2007 feesA
PwC	$ 2,005,000
September 30, 2008 feesA
PwC	$ 2,715,000
Deloitte Entities	$
September 30, 2007 feesA
PwC	$ 1,855,000
Deloitte Entities	$
August 31, 2008 feesA
PwC	$ 2,485,000
Deloitte Entities	$ 1,075,000
August 31, 2007 feesA
PwC	$ 1,410,000
Deloitte Entities	$ 400,000
April 30, 2008 feesA
PwC	$ 1,685,000
Deloitte Entities	$ 730,000
April 30, 2007 feesA
PwC	$ 1,345,000
Deloitte Entities	$ 705,000
July 31, 2008 feesA
PwC	$ 2,250,000
Deloitte Entities	$ 1,135,000
July 31, 2007 feesA
PwC	$ 1,350,000
Deloitte Entities	$ 555,000
May 31, 2008 feesA
PwC	$ 2,085,000
Deloitte Entities	$ 1,035,000
May 31, 2007 feesA
PwC	$ 1,680,000
Deloitte Entities	$ 610,000

A Aggregate amounts may reflect rounding.

1.897215.100	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	MEGA1A_2009-pxs-0509

Form of D.F. King Proxy Card:
To be used for funds in Fidelity Advisor Series IV, Fidelity California Municipal Trust, Fidelity California Municipal Trust II, Fidelity Garrison Street Trust, Fidelity Massachusetts Municipal Trust, Fidelity Municipal Trust, Fidelity Municipal Trust II, Fidelity New York Municipal Trust, Fidelity New York Municipal Trust II, and Fidelity Revere Street Trust

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PO Box 145421 Cincinnati, Ohio 45250-5421

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[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and [Name of Proxy Agent], or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on July 15, 2009 at [__] a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	[TRUST NAME prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect a Board of Trustees:
	(01) James C. Curvey (02) Albert R. Gamper, Jr. (03) Arthur E. Johnson (04) Edward C. Johnson 3d	(05) Michael E. Kenneally (06) James H. Keyes (07) Marie L. Knowles (08) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
			FOR	AGAINST	ABSTAIN
2.	To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.		(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
[Card Code prints here]

Form of Broadridge Proxy Card:
To be used for funds in Fidelity Aberdeen Street Trust, Fidelity Charles Street Trust, Fidelity Fixed-Income Trust, Fidelity Hereford Street Trust, Fidelity Income Fund, Fidelity Newbury Street Trust, Fidelity Oxford Street Trust, Fidelity School Street Trust, Fidelity Union Street Trust, and Fidelity Union Street Trust II

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421		of additional mailings.
Vote by Internet, Touch-Tone Telephone, or Mail!
		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.
		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.
(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here] [Client Code prints here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and [Name of Proxy Agent], or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on July 15, 2009 at [__] a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder's name and address prints here]	...........................................................................	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
...........................................................................	...........................................................................	[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters. IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:		(_)	(_)	(_)	______________________
1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark "For All Except" and write the name(s) of the nominees(s) on the line above.
	(01) James C. Curvey (02) Albert R. Gamper, Jr. (03) Arthur E. Johnson (04) Edward C. Johnson 3d (05) Michael E. Kenneally (06) James H. Keyes	(07) Marie L. Knowles (08) Kenneth L. Wolfe
			FOR	AGAINST	ABSTAIN
2.	To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.		(_)	(_)	(_)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature (PLEASE SIGN WITHIN BOX)	Date	[Card Code prints here]	Signature (Joint Owners)	Date